EXHIBIT 10.1

CAPITAL CONTRIBUTION AND JOINT VENTURE AGREEMENT

By and Between

HYDRON TECHNOLOGIES, INC.

and

BRAND BUILDERS RX, LLC

October 1, 2008

TABLE OF CONTENTS1

Page

ARTICLE I DEFINITIONS	4
1.1	Defined Terms.	4
1.2	Principles of Construction.	8
ARTICLE II ORGANIZATION OF THE COMPANY; EXPENSES; CAPITAL CONTRIBUTIONS; CLOSING	8
2.1	Organization; Expenses.	8
2.2	Capital Contributions.	9
2.3	Closing. .	10
ARTICLE III REPRESENTATIONS AND WARRANTIES	10
3.1	Representations and Warranties of Hydron.	10
3.2	Representations and Warranties of Harezi.	11
ARTICLE IV COVENANTS	12
4.1	Commercially Reasonable Efforts.	12
4.2	Marketing.	12
4.3	Company Assumption of Obligation to Pay Royalties Under Hydron Agreement	13
4.4	Further Assurances. .	13
ARTICLE V CONDITIONS PRECEDENT	13
5.1	Conditions Precedent to the Obligations of Each of the Parties.	13
5.2	Conditions Precedent to the Obligations of Hydron.	14
5.3	Conditions Precedent to the Obligations of Harezi.	15
ARTICLE VI SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION	15
6.1	Survival of Representations.	16
6.2	Harezi Indemnification.	16
6.3	Hydron Indemnification. .	16
6.4	Limitations.	16
ARTICLE VII MISCELLANEOUS	16
7.1	Fees and Expenses.	16
7.2	Confidentiality..	16

__________________

[1]	This Table of Contents is provided for convenience only, and does not form a part of the attached Capital Contribution and Joint Venture Agreement.

7.3	Public Announcements.	17
7.4	Notices.	17
7.5	Entire Agreement.	18
7.6	Binding Effect; Benefit; Assignment.	18
7.7	Amendments and Waivers.	19
7.8	Counterparts..	19
7.9	Applicable Law.	19
7.10	Jurisdiction.	19
7.11	Severability.	19

SCHEDULES AND EXHIBITS

Schedules

Schedule 1	Hydron Contracts	21
Schedule 2	Hydron Equipment	22
Schedule 3	Hydron Inventory	23
Schedule 4	Hydron Intellectual Property	24
Schedule 5	Hydron Accounts Receivable	25
Schedule 6	Hydron Other Assets	26

Exhibits

Exhibit A	LLC Agreement	28
Exhibit B	Bill of Sale	29
Exhibit C	Assignment and Assumption Agreement	30
Exhibit D	License Agreement	31
Exhibit E	Management Services Agreement	32

CAPITAL CONTRIBUTION AND JOINT VENTURE AGREEMENT, made as of October 1, 2008 (this “Agreement”), by and between HYDRON TECHNOLOGIES, INC., a New York corporation (“Hydron”), and BRAND BUILDERS INTERNATIONAL, LLC, a Delaware limited liability company (“Harezi”; each of Hydron and Harezi, a “Party” and collectively, the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties desire to form a joint venture to own and operate the JV Business (as such term is defined below);

WHEREAS, to effectuate their intent the Parties deem it advisable to form a limited liability company and contribute certain assets to such limited liability company and to have such limited liability company assume certain executory obligations relating to the contributed assets only; and

WHEREAS, in order to set forth certain terms and conditions upon which the foregoing will be accomplished, the Parties desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I

DEFINITIONS

1.1       Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Affiliate” means and includes, with reference to any Person, any other Person, Controlling, Controlled by or under common Control with such Person.

“Agreement” means this Capital Contribution and Joint Venture Agreement, as the same may be amended, restated, modified and/or supplemented from time to time.

“Assignment and Assumption Agreement” means the Assignment and Assumption Agreement between Hydron and the Company in the form attached as Exhibit C hereto.

“Assumed Liabilities” means the liabilities and obligations relating to the ownership of the assets contributed or licensed by the Parties pursuant to this Agreement, the LLC Agreement or the License Agreement.

“Bill of Sale” means the Bill of Sale in the form attached as Exhibit B hereto.

“Board of Managers” has the meaning given to such term in the LLC Agreement.

“Business Day” means any day, excluding Saturday, Sunday or any day which shall be a legal holiday in the State of Florida.

“Capital Account” has the meaning given to such term in the LLC Agreement.

“Capital Contribution” has the meaning given to such term in the LLC Agreement.

“Cash Capital Contribution” has the meaning given to such term in Section 2.1(b).

“Closing” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 2.3.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Company” means Brand Builders RX, LLC, a Delaware limited liability company.

“Company Certificate of Formation” has the meaning set forth in Section 5.1(a)(i).

“Encumbrances” means all liens, encumbrances, restrictions and claims of every kind and character.

“Excluded Hydron Assets” means (i) all right, title or interest, including any right of reversion of Hydron in royalty payments payable pursuant to that certain agreement (the “Hydron Agreement”) originally between GP Strategies Corporation (f/k/a National Patent Development Corporation) and Hydron, as amended, whether in the form of direct payments to Hydron or indirect receipt of distributions relating to Hydron’s interest in Hydron Royalty Partners Ltd., LLLP, a Florida limited liability partnership (the “Hydron Partnership”), its successors or assigns, (ii) all cash, other than Cash Capital Contributions, (iii) all ownership interest and other rights, including rights as a licensee in any Hydron Intellectual Property except as expressly licensed to Company pursuant to the License Agreement and (iv) all other assets not relating to the Hydron Business except to the extent expressly contributed or conveyed pursuant to this Agreement and the LLC Agreement.

“Fair Value” as used in this Agreement and in the LLC Agreement means the Parties’ agreement as to a reasonable estimate of the potential market price of a good, service, or asset, even where no market exists, taking into account preexisting conditions and such factors as:

•	relative scarcity
•	perceived utility (subjective value based on a particular need)
•	risk characteristics
•	replacement costs, or costs of close substitutes
•	production/distribution costs, including a cost of capital

“Harezi” has the meaning set forth in the introductory paragraph to the Agreement.

“Harezi Capital Contribution” has the meaning set forth in Section 2.2(b).

“Hydron” has the meaning set forth in the introductory paragraph to the Agreement.

“Hydron Accounts Receivable” means the accounts receivable to be contributed by Hydron to the Company pursuant to this Agreement and the LLC Agreement as set forth on Schedule 5 hereto.

“Hydron Assets” means the assets to be contributed by Hydron to the Company pursuant to this Agreement and the LLC Agreement as set forth on Schedules 1, 2, 3, 4, 5 and 6 hereto.

“Hydron Business” means Hydron’s business of developing, manufacturing, marketing and selling a broad range of proprietary oral and healthcare products, including cosmetic treatments and acne products employing its patented evaporating emulsifier technology, skin care products employing formulas containing a moisture-attracting ingredient (the “Hydron polymer”) that provides superior skin moisturization benefits and sunscreen delivery, and a wrinkle reduction serum using a patented formula; as well as the contract manufacturing business acquired by Hydron from Clinical Resources, Inc.

“Hydron Capital Contribution” has the meaning set forth in Section 2.2 (a).

“Hydron Cash Capital Contribution” has the meaning set forth in Section 2.2(a).

“Hydron Contracts” means the contracts to be contributed by Hydron to the Company pursuant to this Agreement and the LLC Agreement as set forth on Schedule 1 hereto.

“Hydron Equipment” means the equipment to be contributed by Hydron to the Company pursuant to this Agreement and the LLC Agreement as set forth on Schedule 2 hereto.

“Hydron Inventory” means the inventory to be contributed by Hydron to the Company pursuant to this Agreement and the LLC Agreement as set forth on Schedule 3 hereto.

“Hydron Intellectual Property” means any and all current and future registered and unregistered trademarks, service marks, patents, patent applications, inventions and discoveries, registered and unregistered copyrights, all rights in mask works, trade secrets, confidential information, software and other intellectual property, owned, used or licensed by Hydron, except as included in Excluded Hydron Assets, as set forth on Schedule 4 hereto and to be contributed as licensed or sublicensed rights to the Company pursuant to this Agreement and the License Agreement attached as Exhibit D.

“Hydron Licenses” has the meaning set forth in Section 2.2(a).

“Hydron Other Assets” means the furniture, office supplies, miscellaneous other supplies and general intangible assets and all other assets to be contributed by Hydron to the Company pursuant to this Agreement and the LLC Agreement as set forth on Schedule 6 hereto.

“JV Business” means the business owned and operated by the Company after the Closing which shall include the Hydron Business.

“LLC Agreement” means the Limited Liability Company Agreement of the Company substantially the form of Exhibit A attached hereto.

“License Agreement” means the License Agreement between Hydron and the Company substantially in the form of Exhibit D hereto.

“Losses” has the meaning set forth in Section 6.2.

“Management Services Agreement” means the certain agreement between the Company and Harezi in the form of Exhibit E hereto.

“Membership Interest” means, with respect to each Party, its respective interest in the Company as determined in accordance with the LLC Agreement.

“Operative Agreements” means this Agreement and the Related Agreements.

“Party” and “Parties” has the meaning set forth in the introductory paragraph of this Agreement.

“Permitted Encumbrances” means any lien, liability or obligation relating to an Asset to be contributed or licensed or sublicensed hereby and under the LLC Agreement or the License Agreement that is an Assumed Liability, and including any lien, liability or obligation arising under any Related Agreement.

“Person” means and include any individual, partnership, association, joint stock company, joint venture, corporation, trust, limited liability company, unincorporated organization, government, agency or political subdivision thereof.

“Related Agreements” means the LLC Agreement, the Assignment and Assumption Agreement, the Bill of Sale, License Agreement and the Management Services Agreement collectively.

“Securities Act” means the Securities Act of 1933, as amended.

1.2	Principles of Construction.

(a)        The following rules shall apply to the construction of this Agreement unless the context requires otherwise: (i) the singular includes the plural, and the plural the singular; (ii) words importing any gender include the other gender and the neuter gender; (iii) references to statutes are to be construed as including all statutory provisions consolidating, and all regulations promulgated pursuant to, such statutes; (iv) references to “writing” include printing, photocopy, typing, lithography and other means of reproducing words in a tangible visible form; (v) the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; (vi) references to the introductory paragraph, recitals, sections (or clauses or subdivisions of sections), exhibits or schedules are to those of this Agreement unless otherwise indicated; (vii) references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent that such amendments and other modifications are permitted or not prohibited by the terms of this Agreement; (viii) the table of contents and the section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose; (ix) references to Persons include their respective permitted successors and assigns; and (x) in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”

(b)       The Operative Agreements are the result of negotiations among and have been reviewed by counsel to the Parties and are the products of all Parties. Accordingly, they shall not be construed against any Party merely because of such Party’s involvement in their preparation.

ARTICLE II

ORGANIZATION OF THE COMPANY; EXPENSES; CAPITAL CONTRIBUTIONS; CLOSING

2.1	Organization; Expenses.

(a)       The Company is a limited liability company formed under the laws of the State of Delaware, having its principal offices located at Delray Beach, Florida, or such location as is set forth in the Company’s Certificate of Formation.

(b)       All legal, accounting and other out-of-pocket costs of the establishment of the JV Business, including, without limitation, the costs relating to the formation of the Company as a limited liability company as contemplated by Section 2.1(a) (including organizational changes and amendments to organizational documents that may be made on or before the Closing Date) and the costs of preparation of this Agreement, the LLC Agreement, the License Agreement, the Bill of Sale, the Assumption Agreements and other agreements, instruments and documents contemplated thereby shall be paid by Hydron and reflected as Capital Contribution to the Company and included in the Capital Account of Hydron.

(c)       Except as provided in Section 2.1 (b) above, each Party shall bear its own professional fees and related costs (including fees and costs of accountants, attorneys, business consultants, tax advisors and appraisers) incurred by it relating to itself or its respective businesses.

2.2	Capital Contributions.

On or prior to the Closing Date, Hydron shall contribute to the Company, free and clear of all Encumbrances, all of the assets, properties, rights, services and interests of the Hydron Business, other than the Excluded Hydron Assets (the “Hydron Assets”), set forth in Schedules 1, 2, 3, 4 and 5 hereto. For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, it is hereby expressly acknowledged and agreed by the Parties that (x) Hydron shall own, or pursuant to the Hydron Licenses, license all right, title and interest in and to the Hydron Intellectual Property prior to, on and after the Closing, and it is the intention of the parties that the only rights to be conveyed to the Company with respect to the Hydron Intellectual Property are those rights as set forth in the License Agreement, which rights expressly shall not include any Excluded Hydron Asset, (y) no such right, title or interest shall be transferred, or required to be transferred, to the Company pursuant to this Agreement or the LLC Agreement or the transactions contemplated hereby or thereby, and (z) the Company shall have no right to receive any distributions payable by Hydron Partnership to Hydron or otherwise directly or indirectly payable under the Hydron Agreement. In addition to the contribution of the Hydron Assets, on or before the Closing Date, Hydron shall contribute an additional amount up to a total of Two Hundred Thousand Dollars and No Cents ($200,000.00) which shall be deemed a Cash Capital Contribution (the “Hydron Cash Capital Contribution”) and credited to Hydron’s Capital Account. In consideration for Hydron’s Capital Contributions as provided in this Section 2.2(a) (collectively, the “Hydron Capital Contributions”), the Parties shall cause the Company to credit the Capital Account of Hydron in the amount of Six Hundred Ninety Thousand Three Hundred Three and 30/100 Dollars ($690,303.30), representing the greater of the Fair Value or carry-over tax basis of the Hydron Assets, and issue to Hydron a Membership Interest in the Company in an aggregate amount equal to fifty percent (50%) of the Membership Interests to be issued on the Closing Date, in accordance with the LLC Agreement; provided, however, that any additional Capital Contribution by Hydron shall not increase the Membership Interest of Hydron to more than fifty percent (50%).

(a)       On or after the Closing Date, Harezi agrees that it shall contribute to the Company certain good and valuable consideration, including but not limited to, contributions of (i) guarantees of certain obligations of the Company, including under real and personal property leases, and obligations to banks or other financial institutions, (ii) the payment of certain expenses of the Company and (iii) cash contributions for operating expenses (collectively, the “Harezi Capital Contribution”). In consideration for Harezi’s initial Capital Contribution made on the Closing Date as provided in this Section 2.2(a), the Parties shall cause the Company to credit the Capital Account of Harezi on the Closing Date in the amount of Fifty Thousand Dollars and No Cents ($50,000) and shall credit the Capital Account of Harezi in such additional amounts from time to time equal to the greater of the Fair Value or carry over tax basis of any additional Capital Contribution made by Harezi, and shall issue to Harezi a Membership Interest in the Company equal to fifty percent (50%) of the Membership Interests to be issued on the Closing Date, in accordance with the LLC Agreement; provided, however, that any additional Capital Contribution by Harezi shall not increase the Membership Interest of Harezi to more than fifty percent (50%).

(b)       Except as set forth in Sections 2.2(a) and (b) of this Agreement and in the LLC Agreement, neither Hydron nor Harezi shall be required to transfer or contribute any assets, properties, rights, services or interests to the Company; provided, however, that Hydron and Harezi or its Affiliates may, but are not obligated to, provide certain incidental administrative and technical services to the Company without affecting their respective Capital Account balances or Membership Interests.

(c)       The sale, transfer and conveyance of the Hydron Assets (other than the Hydron Intellectual Property which shall be granted in accordance with the License Agreement) shall be effected in accordance with this Agreement, the LLC Agreement, the Assignment and Assumption Agreement and the Bill of Sale by execution and delivery of such agreements, instruments and other documents on or prior to the Closing Date, duly executed by Hydron as reasonably necessary to vest in the Company all right, title and interest in and to such Hydron Assets (other than the Hydron Intellectual Property a license for which shall be granted in accordance with the License Agreement to be executed and delivered on or prior to the Closing Date), free and clear of all Encumbrances, other than Permitted Encumbrances.

2.3       Closing. The closing of the transactions contemplated herein (the “Closing”) shall take place at the offices of Ruden McClosky Smith Schuster & Russell, P.A., 200 East Broward Boulevard, Fort Lauderdale, Florida 33301, at 10:00 a.m. (Florida time) on October 1, 2008, or at such other place or time or on such other date as the Parties may agree (the date of the Closing being referred to as the “Closing Date”).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of Hydron. Hydron hereby represents and warrants to each of Harezi and the Company (which shall be an intended beneficiary of such representations and warranties) as follows:

(a)       it has the corporate power and authority to enter into this Agreement and each of the Related Agreements to which it is a party and to perform its obligations hereunder and thereunder;

(b)       this Agreement and each of the Related Agreements to which it is a party will when entered into constitute its valid and legally binding obligation, enforceable in accordance with the terms hereof and thereof except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance;

(c)       neither the execution and the delivery of this Agreement nor any of the Related Agreements to which it is a party, nor the consummation of the transactions contemplated hereby and thereby by it, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency or court to which it is subject or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument or other material arrangement to which it is a party or by which it is bound or to which any of its material assets is subject (or result in the imposition of any lien, security interest or other encumbrance upon any of its assets);

(d)       it need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person not already been obtained in order to consummate the transactions contemplated by this Agreement and the Related Agreements to which it is a party;

(e)       on or prior to the Closing Date, Hydron shall contribute to the Company, free and clear of all Encumbrances, other than Permitted Encumbrances, the Hydron Assets, including but not limited to, the rights granted under the License Agreement, and the Hydron Cash Capital Contribution set forth in Section 2.2(a), and the Company shall receive the benefit of the Hydron Assets, including but not limited to, the rights granted under the License Agreement, and Hydron’s Cash Capital Contribution, free and clear of all Encumbrances, other than Permitted Encumbrances;

(f)        it is acquiring its Membership Interest hereunder for its own account, for investment only and not with a view to, or sale in connection with, a distribution thereof within the meaning of the Securities Act;

(g)       no agent, broker, Person or firm acting on its behalf is, or will be, entitled to any commission or broker’s or finder’s fees from any of the Parties hereto, or from any Affiliate of any of the Parties hereto, in connection with any of the transactions contemplated hereby; and

(h)       the representations and warranties made by it in this Section 3.1 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3.1 not misleading.

3.2       Representations and Warranties of Harezi. Harezi hereby represents and warrants to each of Hydron and the Company (which shall be an intended beneficiary of such representation) as follows:

(a)       it has the power and authority as a limited liability company to enter into this Agreement and the Related Agreements to which it is a party and to perform its obligations hereunder and thereunder;

(b)       this Agreement and each of the Related Agreements to which it is a party will when entered into constitute its valid and legally binding obligation, enforceable in accordance with the terms hereof except as may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance;

(c)       neither the execution and the delivery of this Agreement nor any of the Related Agreements to which it is a party, nor the consummation of the transactions contemplated hereby and thereby by it, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency or court to which it is subject or any provision of its certificate or articles of incorporation, bylaws or other organizational documents or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any material agreement, contract, lease, license, instrument or other material arrangement to which it is a party or by which it is bound or to which any of its material assets is subject (or result in the imposition of any lien, security interest or other encumbrance upon any of its assets);

(d)       it need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any Person not already been obtained in order to consummate the transactions contemplated by this Agreement and each of the Related Agreements to which it is a party;

(e)       on or after the Closing Date, Harezi shall contribute to the Company, free and clear of all Encumbrances, other than Permitted Encumbrances, the Harezi Capital Contribution, and the Company shall receive the benefit of the Harezi Capital Contribution, free and clear of all Encumbrances, other than Permitted Encumbrances;

(f)        it is acquiring the Membership Interest hereunder for its own account, for investment only and not with a view to, or sale in connection with, a distribution thereof within the meaning of the Securities Act;

(g)       no agent, broker, Person or firm acting on its behalf is, or will be, entitled to any commission or broker’s or finder’s fees from any of the Parties hereto, or from any Affiliate of any of the Parties hereto, in connection with any of the transactions contemplated hereby; and

(h)       the representations and warranties made by it in this Section 3.2 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3.2 not misleading.

ARTICLE IV

COVENANTS

4.1       Commercially Reasonable Efforts. Each Party shall cooperate and use its respective commercially reasonable efforts to take, or cause to be taken, all appropriate action and to make, or cause to be made, all filings necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, its respective commercially reasonable efforts to obtain, prior to the Closing, all licenses, consents, approvals, authorizations, qualifications and orders of governmental authorities as are necessary for consummation of the transactions contemplated by this Agreement and to fulfill the conditions to the Closing.

4.2       Marketing. Harezi shall employ resources provided to it or its Affiliate in connection with the development of a marketing program for the JV Business employing television and other media production, graphics design and other marketing services.

4.3       Company Assumption of Obligation to Pay Royalties Under Hydron Agreement. Pursuant to the Assignment and Assumption Agreement, the Company shall assume and agree to pay the obligation to pay royalties in connection with the sale of products using the Hydron polymer from the date of Closing.

4.4       Further Assurances. From time to time after the Closing, in case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request.

ARTICLE V

CONDITIONS PRECEDENT

5.1       Conditions Precedent to the Obligations of Each of the Parties. The obligation of each of the Parties to consummate the transactions contemplated hereby is subject to the satisfaction or waiver by such Party on or before the Closing, of the following conditions precedent:

(a)	Formation of the Company.

(i)        The Company shall have been duly established under the laws of the State of Delaware and, in connection therewith, the Certificate of Formation of the Company (the “Company Certificate of Formation”) and any amendments thereto shall have been filed with the Secretary of State of the State of Delaware;

(ii)       On or prior to the Closing Date, each of Ilonka Harezi (or Courtland Reeves), David Pollock, Richard Banakus and Felipe Barrios shall have been appointed to the Board of Managers of the Company in accordance with the terms of the LLC Agreement.

(b)       No Injunction. No preliminary or permanent injunction or other order shall have been issued by any court or by any governmental or regulatory agency, body or authority and remain in effect at the Closing Date which prohibits, and no preliminary or permanent injunction or other order shall be pending or threatened which would prohibit, the consummation of the transactions contemplated by this Agreement or the Related Agreements or which has or would have the effect of making any of the transactions contemplated by this Agreement or the Related Agreements illegal (each Party agreeing to use its commercially reasonable efforts to have any such issued injunction or order lifted).

(c)       Statutes; Governmental Approvals. No statute, rule, regulation, executive order, decree or order of any kind shall have been enacted, entered, promulgated or enforced by any court or governmental authority which prohibits the consummation of the transactions contemplated by this Agreement or the Related Agreements or has the effect of making the transactions contemplated by any of this Agreement or the Related Agreements illegal. All governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement and the Related Agreements shall have been received.

(d)       Accuracy of Representations and Warranties. All representations and warranties of each Party contained herein and in each of the Related Agreements to which it is a party shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date, with the same force and effect as though made on and as of the Closing Date and each Party shall have delivered to the other Party a certificate, dated the Closing Date, certifying that its representations and warranties contained herein and therein are true.

5.2       Conditions Precedent to the Obligations of Hydron. The obligation of Hydron to consummate the transactions contemplated hereby and in the other Operative Agreements is additionally subject to the satisfaction or waiver on or before the Closing Date of the following conditions precedent:

(a)       Executed Agreements. On or before the Closing Date, the following agreements shall have been duly executed and delivered by each of the respective parties thereto (other than Hydron or its Affiliates, as the case may be):

(i)	the LLC Agreement;
(ii)	the Bill of Sale;
(iii)	the Assignment and Assumption Agreement;
(iv)	the License Agreement; and
(v)	the Management Services Agreement.

(b)       Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and the Related Agreements and all documents incident thereto shall be satisfactory in form and substance to Hydron and its counsel, and First American shall have received copies of all such documents and other evidences as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

(c)       No Changes. As of the Closing Date, no event or circumstance shall have occurred which would substantially and negatively affect the value or prospects of the Company or the membership interests of the Company to be acquired by Hydron hereunder or which would impair the value of Hydron’s rights under any of the Operative Agreements to which Hydron is a party.

(d)       Company Documents. On or before the Closing Date the Company’s Certificate of Formation shall be filed with the Secretary of State of Delaware and the Company shall be qualified to do business in the State of Florida. Hydron shall receive a certificate from the Secretary of State or other appropriate official in Delaware and Florida and each other State in which the Company is qualified to do business to the effect that the Company is in good standing or validly existing in such State.

(e)       Authorization. As of the Closing Date, all proceedings (including, without limitation, all limited liability company proceedings of the Company, if any) to be taken in connection with the transactions contemplated by the Operative Agreements to which any Party, the Company or any Company Subsidiary is a party and all documents incident hereto and thereto shall be satisfactory in form and substance to Hydron and Hydron shall have received copies of all such documents and other evidences as it may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

5.3       Conditions Precedent to the Obligations of Harezi. The obligation of Harezi to consummate the transactions contemplated hereby and in the other Operative Agreements is additionally subject to the satisfaction or waiver on or before the Closing Date of the following conditions precedent:

(a)       Executed Agreements. On or before the Closing Date, the agreements in Section 5.2(a) shall have been duly executed and delivered by each of the respective parties thereto (other than by Harezi).

(b)       Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and the Related Agreements and all documents incident thereto shall be satisfactory in form and substance to Harezi and its counsel, and Harezi shall have received copies of all such documents and other evidences as it or its counsel may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

(c)       No Changes. As of the Closing Date, no event or circumstance shall have occurred which would substantially and negatively affect the value or prospects of the Company or the membership interests of the Company to be acquired by Harezi hereunder or which would impair the value of Harezi’s rights under any of the Operative Agreements to which Harezi is a party.

(d)       Company Documents. On or before the Closing Date the Company’s Certificate of Formation shall be filed with the Secretary of State of Delaware and the Company shall be qualified to do business in the State of Florida. Harezi shall receive a certificate from the Secretary of State or other appropriate official in Delaware and Florida and each other State in which the Company is qualified to do business to the effect that the Company is in good standing or validly existing in such State.

(e)       Authorization. As of the Closing Date, all proceedings (including, without limitation, all limited liability company proceedings of the Company, if any) to be taken in connection with the transactions contemplated by the Operative Agreements to which any Party, the Company is a party and all documents incident hereto and thereto shall be satisfactory in form and substance to Harezi and Harezi shall have received copies of all such documents and other evidences as it may reasonably request in order to establish the consummation of such transactions and the taking of all proceedings in connection therewith.

ARTICLE VI

SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

6.1       Survival of Representations. The representations and warranties of the Parties contained in Article III (and in any Schedule or Exhibit attached hereto or to the Operative Documents or in any certificate delivered in connection with the Closing) are made only as of the date of this Agreement. Such representations and warranties shall survive for a period of eighteen (18) months following the Closing Date; provided, however, that the representations and warranties contained in Sections 3.1(a), 3.1(b), 3.1(g), 3.2(a), 3.2(b) and 3.2(g) shall survive indefinitely.

6.2       Harezi Indemnification. Harezi agrees to indemnify and hold Hydron and its Affiliates and their respective officers, directors, managers, stockholders, partners, members, employees, agents and any successors thereto harmless, on an after-tax basis, from any and all losses, claims, liabilities, obligations, damages, costs and expenses (including reasonable attorney fees) (collectively, “Losses”) incurred or paid as a result of or arising out of the failure of any representation or warranty made by it in Section 3.1 of this Agreement (or in any Schedule or Exhibit attached hereto or to any Related Agreement to which it is a party, or in any certificate delivered by it in connection with the Closing) to be true and correct as of the date hereof.

6.3       Hydron Indemnification. Hydron agrees to indemnify and hold Harezi and its Affiliates and their respective officers, directors, managers, stockholders, partners, members, employees, agents and any successors thereto harmless, on an after-tax basis, from any and all Losses incurred or paid as a result of or arising out of the failure of any representation or warranty made by Hydron in Section 3.2 of this Agreement (or in any Schedule or Exhibit attached hereto or to any Related Agreement to which it is a party, or in any certificate delivered by Hydron in connection with the Closing) to be true and correct as of the date hereof.

6.4       Limitations. The obligations to indemnify and hold harmless pursuant to this Article VI shall survive the consummation of the transactions contemplated by this Agreement for the time periods set forth in Section 6.1, except for claims for indemnification asserted prior to the end of such periods, which claims shall survive until final resolution thereof.

ARTICLE VII

MISCELLANEOUS

7.1       Fees and Expenses. Except as provided in Section 2.1 above, all costs and expenses incurred in connection with this Agreement and the other Operative Agreements and the consummation of the transactions contemplated hereby and thereby shall be paid by the Party incurring such costs and expenses.

7.2       Confidentiality. Subject to the requirements of applicable law, each Party shall maintain in confidence all information (i) transferred to the Company as a result of the Operative Agreements and (ii) all information received from the other Parties as a result of any due diligence investigation conducted relative to the execution of the Agreement and shall use such information only for the benefit of the Company and or in connection with evaluating the transactions contemplated hereby, except in accordance with the immediately succeeding sentence, shall not disclose any such information to (x) any employee or agent of such Party, except to the extent necessary to implement the purpose and intent of this Agreement or (y) a third party or make any unauthorized use thereof. The obligation of confidentiality and non-use shall not apply to any information which (a) is or becomes generally available to the public through no fault of the receiving party, (b) is independently developed by the receiving party or (c) is received in good faith from a third party who is lawfully in possession of such information and has the lawful right to disclose or use it. Notwithstanding anything contained in this Agreement or in any other document, agreement or understanding relating to the transactions contemplated by this Agreement, each Party (and each employee, representative, or other agent of such Party) is authorized to disclose to any and all persons, beginning immediately upon commencement of discussions regarding the transactions contemplated by this Agreement, and without limitation of any kind, the U.S. federal, state or local tax treatment and tax structure of such transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to such Party (or any employee, representative, or other agent of such Party) relating to such tax treatment and tax structure. For purposes of this authorization, the “tax treatment” of a transaction means the purported or claimed tax treatment of the transaction, and the “tax structure” of a transaction means any fact that may be relevant to understanding the purported or claimed tax treatment of the transaction. None of the parties to the transactions contemplated by this Agreement provides U.S. tax advice, and each such party should consult its own advisors regarding its participation in the transactions contemplated by this Agreement.

7.3       Public Announcements. No Party shall issue any such press release or make any such public statement with respect to the transactions contemplated by the Operative Agreements without the written consent of other Party, unless required by applicable law.

7.4       Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if sent by U.S. registered or certified mail (postage prepaid, return receipt requested), by overnight courier (delivery fees prepaid), or by facsimile, addressed as follows:

if to Harezi, to:

Brand Builders International, LLC

645 East Atlantic Avenue

Delray Beach, Florida

Facsimile: 561-665-4245

Attention:	Ilonka Harezi, Manager

with a copy to:

Fromberg, Perlow & Kornik, PA

18901 NE 29 Ave, Suite 100Aventura, FL 33180

Facsimile: (305) 936-0101

Attention: Gary H. Kornik

if to Hydron, to:

Hydron Technologies, Inc.

82 Verissimo Drive

Novato, CA 94947

Telephone: (415) 897-9167

Attention:	Richard Banakus,

Chairman and Interim President

with a copy to:

Ruden McClosky Smith Schuster & Russell, P.A.

200 East Broward Boulevard

Fort Lauderdale, FL 33301

Facsimile: (954) 333-4073

Attention: Robert C. Brighton, Jr., Esq.

or to such other Person or address as any Party shall specify by notice in writing to each of the other Parties. Except for a notice of a change of address, which shall be effective only upon receipt thereof, all such notices, requests, demands, waivers and communications properly addressed shall be effective: (i) if sent by U.S. registered or certified mail, three Business Days after deposit in the U.S. mail; (ii) if sent by FedEx or other overnight delivery service, one Business Day after delivery to such service; (iii) if sent by personal courier, upon receipt; and (iv) if sent by facsimile, one Business Day after transmission with confirmed transmission report.

7.5       Notice and Right to Cure. In the event of a breach of any covenant or representation by any party to this Agreement or any agreement contemplated by this Agreement, if the covenant or representation can be cured, the party seeking to assert the breach shall provide written notice in accordance with this Section 7.5 and a reasonable opportunity to cure the breach prior to receiving the benefit of any remedy applicable to such breach.

7.6       Entire Agreement. This Agreement and the Schedules, Exhibits and other documents referred to herein or delivered pursuant hereto, collectively contain the entire understanding of the Parties hereto with respect to the subject matter contained herein and supersede all prior agreements and understandings, oral and written, with respect thereto unless specifically set forth to the contrary herein.

7.7	Binding Effect; Benefit; Assignment.

(a)       This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto without the prior written consent of each other Party; provided, however, that First American may assign any of its rights, interests or obligations hereunder to any of its Affiliates without such prior written consent. Except as provided in Section 7.7(b), nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the Parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(b)       The Company is hereby expressly made a third party beneficiary to the representations and warranties of the Parties in this Agreement, and subject to the limitations of Article VI, shall be entitled to the benefits of Article VI with respect to any breach thereof; provided, that the Company may not assign such benefits without the written consent of each Party.

7.8       Amendments and Waivers. This Agreement may not be amended, and none of its provisions may be modified, except expressly by a written instrument signed by the Parties hereto. No failure or delay of a Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right, or any abandonment or discontinuance of steps to enforce such a power or right, preclude any other or further exercise thereof or the exercise of any other power or right. No waiver by a Party of any provision of this Agreement or consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by such Party, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

7.9       Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

7.10     Applicable Law. This Agreement and the legal relations between the Parties hereto shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflict of laws rules thereof.

7.11     Jurisdiction. Any judicial proceeding brought against any of the Parties on any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Florida, Broward County, or the United States District Court for the Southern District of Florida, and by execution and delivery of this Agreement, each of the Parties accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The prevailing Party in any such litigation shall be entitled to receive from the losing Party all costs and expenses, including reasonable counsel fees, incurred by the prevailing Party. Each Party consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address for notices to it set forth in Section 7.4 and agrees that such service shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

7.12     Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

*            *            *

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the day and year first above written.

HYDRON TECHNOLOGIES, INC.

By: _________________________

Name: Richard Banakus

Title: Chairman and Interim President

BRAND BUILDERS INTERNATIONAL, LLC

By: _________________________

Name: Ilonka Harezi

Title: Manager

-Signature Page-
[Capital Contribution and Joint Venture Agreement

SCHEDULE 1

HYDRON CONTRACTS

1.	Paetec	Phone Utilities
2.	Gama Communications	Phone Service Contract
3.	US Bancorp – 735	Equipment Lease
4.	US Bancorp – 748	Equipment Lease
5.	Landlord – Suite F	Lease through Dec 31, 2008

PURCHASE ORDERS AS OF SEPTEMBER 30, 2008

Type	Date	Name	Num	Deliv Date	Amount	Deposit

Purchase Order	07/03/2008	EMPIRE/EMCO	07Xact173	09/03/2008	46,087.05	21,368.55
Purchase Order	08/15/2008	Florida Packaging & Graphics	8249	08/15/2008	7,375.00	3,687.50
Purchase Order	09/05/2008	ORCHID SPRINGS INT’L INC.	8258	09/05/2008	33,350.00	9,994.50
Purchase Order	09/16/2008	SPECTRUM GRAPHICS	8268	09/16/2008	5,330.00	2,665.00
Purchase Order	09/16/2008	SPECTRUM GRAPHICS	8269	09/16/2008	5,330.00	2,665.00
Purchase Order	09/17/2008	Florida Packaging & Graphics	8271	09/17/2008	25.00	25.00
Purchase Order	09/22/2008	ORCHID SPRINGS INT’L INC.	8275	09/22/2008	21,250.00	0.00
Purchase Order	09/24/2008	Universal Preserv-A-Chem	8278	09/24/2008	2,074.88	0.00
Purchase Order	09/24/2008	UNIVAR USA	8279	09/24/2008	4,150.78	0.00
Purchase Order	09/24/2008	National Starch & Chemical Co	8280	09/24/2008	108.50	108.50
Purchase Order	09/24/2008	Croda/Sederma Inc.	8281	09/24/2008	2,340.00	0.00
Purchase Order	09/24/2008	ACTIVE CONCEPTS	8282	09/24/2008	3,496.00	0.00
Purchase Order	09/30/2008	ESSENTIAL INGREDIENTS-001	8285	09/30/2008	1,160.25	0.00
Purchase Order	09/30/2008	Desert Whale JOJOBA CO.	8286	09/30/2008	2,977.92	2,977.92
					135,055.38	43,491.97

Schedule 1-1

OPEN SALES ORDERS (Purchase Orders FROM Clients)

Type Date Num Memo Amount (in dollars)

Brookstone

Sales Order 5/30/2008 20070... 6,268.08

Sales Order 5/30/2008 20070... 94,780.32

Sales Order 6/2/2008 20070... 19,500.00

Sales Order 7/2/2008 20070... 39,294.72

Sales Order 8/4/2008 20070... 40,983.60

Sales Order 8/13/2008 20070... 38,385.12

Sales Order 8/28/2008 20070... 22,000.00

Sales Order 9/18/2008 20070... 30,858.24

Sales Order 9/18/2008 20070... 95,083.52

Sales Order 10/3/2008 20070... 19,500.00

Sales Order 10/3/2008 20070... 19,500.00

Total Brookstone 426,153.60

Brookstone 40920

Sales Order 10/20/2008 Brk40... 30,759.84

Total Brookstone 40920 30,759.84

Brookstone pain

Sales Order 10/20/2008 20070... 48,538.80

Total Brookstone pain 48,538.80

ELITE GROUP

Sales Order 7/15/2008 20070... 1,677.00

Total ELITE GROUP 1,677.00

Healthy Directions

Sales Order 9/29/2008 20070... 5,732.10

Total Healthy Directions 5,732.10

MICHAEL CHRISTOPHER

Sales Order 11/26/2007 20070... 7,500.00

Sales Order 9/15/2008 20070... 1,861.20

Total MICHAEL CHRISTOPHER 9,361.20

PHARMATECH RESOURCES

Sales Order 9/2/2008 20070... 3,700.00

Total PHARMATECH RESOURCES 3,700.00

RELIV INC.

Sales Order 6/10/2008 20070... 86,394.60

Total RELIV INC. 86,394.60

TRANSDERMAL TECHNOLOGIES

Sales Order 10/20/2008 Brk40... 47,800.00

Total TRANSDERMAL TECHNOLOGIES 47,800.00

TOTAL $660,117.14

Schedule 1-2

SCHEDULE 2

HYDRON EQUIPMENT

All Tangible Personal Property, including all computers, servers, furniture and office supplies as set forth below:

Purchase Date	Purchase Description	Account
04/01/1997	Fax Machine	16000 • Furniture & Fixtures
04/01/1997	File Cabinets 2 dwr (2)	16000 • Furniture & Fixtures
04/01/1997	Full Size Refridgerator	16000 • Furniture & Fixtures
07/01/2005	GE Refridgerator	16000 • Furniture & Fixtures
03/01/1996	Guest Chair	16000 • Furniture & Fixtures
04/01/1997	Ibico Binding Machine	16000 • Furniture & Fixtures
04/01/1997	Lab Work Station	16000 • Furniture & Fixtures
04/01/1997	Marble Table	16000 • Furniture & Fixtures
11/30/1995	Metal Cabinet 5 drwr (2)	16000 • Furniture & Fixtures
04/01/1997	Metal Desk (2)	16000 • Furniture & Fixtures
04/01/1997	Metal File Cabinets (8)	16000 • Furniture & Fixtures
04/01/1997	Metal File Cabinets 3 drwr (1)	16000 • Furniture & Fixtures
05/27/1997	Metal File Cabinets 4 dwr (4)	16000 • Furniture & Fixtures
12/14/2007	Metal Work Tables (3)	16000 • Furniture & Fixtures
04/01/1997	Microwave	16000 • Furniture & Fixtures
04/01/1997	misc furn & fixtures	16000 • Furniture & Fixtures
09/06/2001	Office Partitions	16000 • Furniture & Fixtures
11/04/2005	Pallet Racks 11/4/05	16000 • Furniture & Fixtures
04/01/1997	Paper Gullotine	16000 • Furniture & Fixtures
04/25/1997	Plastic Shelving Units	16000 • Furniture & Fixtures
04/01/1997	Rolling Chairs (8)	16000 • Furniture & Fixtures
04/01/1997	Small Fan (2)	16000 • Furniture & Fixtures
04/01/1997	Time Clock	16000 • Furniture & Fixtures
04/01/1997	Toaster Oven	16000 • Furniture & Fixtures
04/01/1997	Tower Fan	16000 • Furniture & Fixtures
04/01/1997	Wall Clocks (4)	16000 • Furniture & Fixtures
04/01/1997	Wheeled Table	16000 • Furniture & Fixtures
04/01/1997	Wood Credenza	16000 • Furniture & Fixtures
04/01/1997	Wood Flie Cabinet 2 drwr	16000 • Furniture & Fixtures
04/01/1997	Wood Shelf	16000 • Furniture & Fixtures
04/01/1997	Wood Shelf Unit	16000 • Furniture & Fixtures
04/01/1997	Wooden Desks (6)	16000 • Furniture & Fixtures
04/01/1997	Wooden Lockers (8)	16000 • Furniture & Fixtures
04/01/1997	Work Chairs (10)	16000 • Furniture & Fixtures
04/01/1997	Work Table (Shipping)	16000 • Furniture & Fixtures
05/24/2007	Xerox C2424 Multifunction Color Printer	16000 • Furniture & Fixtures
11/03/2005	AMW Monitor	16400 • Data Processing Equipment
07/01/2005	APC Back Up PS Battery (3)	16400 • Data Processing Equipment
12/31/2004	Canon Calculator MP25D	16400 • Data Processing Equipment
12/31/2004	Compac Presario SR 5518 F	16400 • Data Processing Equipment
12/31/2004	Compaq Presario HD	16400 • Data Processing Equipment
08/25/2008	Compaq SR5501	16400 • Data Processing Equipment

Schedule 2-1

11/03/2005	Dell Hard Drives (3)	16400 • Data Processing Equipment
09/14/2005	Dell Monitor	16400 • Data Processing Equipment
02/10/2003	Dell Network Server	16400 • Data Processing Equipment
07/11/2006	Dell Printer	16400 • Data Processing Equipment
02/06/2003	Dynamics Server	16400 • Data Processing Equipment
09/14/2005	E Machine Hard Drive	16400 • Data Processing Equipment
12/31/2004	E Machine Monitor	16400 • Data Processing Equipment
11/03/2005	Gateway HD	16400 • Data Processing Equipment
12/31/2004	Hann-G Monitor	16400 • Data Processing Equipment
09/05/2005	HP 6220B Computer	16400 • Data Processing Equipment
11/03/2005	HP 665 Monitor	16400 • Data Processing Equipment
11/03/2005	HP Hard Drives (2)	16400 • Data Processing Equipment
10/08/1995	HP Laserjet 4 ( the old veteran)	16400 • Data Processing Equipment
07/01/2008	HP Pavillion Hard Drive 6830	16400 • Data Processing Equipment
04/21/2008	Laptop	16400 • Data Processing Equipment
08/28/2008	Laptop NTBK EX4420	16400 • Data Processing Equipment
12/31/2004	Lenovo Monitor	16400 • Data Processing Equipment
12/31/2004	Mag Inovision Monitor	16400 • Data Processing Equipment
12/31/2004	misc data processing equip	16400 • Data Processing Equipment
09/29/2008	MOnitors from Office Depot (3)	16400 • Data Processing Equipment
10/15/1995	Network Card	16400 • Data Processing Equipment
09/14/2005	Norcent Monitor	16400 • Data Processing Equipment
08/15/2008	PC Screen	16400 • Data Processing Equipment
11/03/2005	Pelouze Mail Weighing Scale	16400 • Data Processing Equipment
09/24/2008	Telephone System	16400 • Data Processing Equipment
09/14/2005	View Sonic Monitor	16400 • Data Processing Equipment
09/14/2005	Zebra Thermal Printer	16400 • Data Processing Equipment
09/01/2006	Multisoft Software	16700 • Software
08/17/2006	Quickbooks	16700 • Software
08/17/2006	Software	16700 • Software

Schedule 2-2

MANUFACTURING & LABORATOREY EQUIPMENT

(Schedule 2 continued)

Purchase Date	Purchase Description	Account

09/02/2008	10 gallon mixing tank	16200 • R & D Equipment
12/31/2004	100 gallon Tanks (2)	16200 • R & D Equipment
12/31/2004	100 Gallon Tank-Wheeled	16200 • R & D Equipment
07/31/2006	30 Gal Holding Tanks (3)	16200 • R & D Equipment
12/31/2004	30 Gallon Mixing Tank	16200 • R & D Equipment
12/31/2004	350 Gallon MixingTank	16200 • R & D Equipment
06/26/2007	4 Ft Aluminum Table	16200 • R & D Equipment
06/26/2007	500 Gallon Holding Tank	16200 • R & D Equipment
06/26/2007	500 gallon Holding Tank	16200 • R & D Equipment
07/21/2008	500 gallon stainless steel tank	16200 • R & D Equipment
08/04/2008	500 Gallon tank	16200 • R & D Equipment
12/31/2004	55 Gallon Tanks (4)	16200 • R & D Equipment
06/26/2007	Accumulating Table	16200 • R & D Equipment
06/24/2008	Advantage Air Cooled Chiller	16200 • R & D Equipment
07/01/2005	C Filling Machine	16200 • R & D Equipment
06/26/2007	Conveyor	16200 • R & D Equipment
12/31/2004	Conveyor (2)	16200 • R & D Equipment
06/26/2007	Crown Forklift	16200 • R & D Equipment
06/26/2007	Domino Code box 2	16200 • R & D Equipment
08/05/2008	Domino Code Box 3 Ink Coder	16200 • R & D Equipment
06/26/2007	Double Lab Sink SS	16200 • R & D Equipment
09/11/2008	Filler	16200 • R & D Equipment
07/21/2008	Filler	16200 • R & D Equipment
06/26/2007	Gifford Wood Bottle Feeder	16200 • R & D Equipment
12/31/2004	Hand Jacks (2)	16200 • R & D Equipment
08/04/2008	head filler	16200 • R & D Equipment
06/26/2007	Hobart Kettle 60 Gal w Mixer	16200 • R & D Equipment
10/31/2005	Homogenizer and Motor	16200 • R & D Equipment
10/31/2005	Hot Plates/Stirrer (2)	16200 • R & D Equipment
11/03/2005	Hot Stamp Machine	16200 • R & D Equipment
12/31/2004	Hyster Forklift	16200 • R & D Equipment
07/01/2005	Incubator Bockel Model 13300	16200 • R & D Equipment
10/31/2005	Label Machine	16200 • R & D Equipment
08/04/2008	Labeling Machine	16200 • R & D Equipment
07/21/2008	labeling machine and coder	16200 • R & D Equipment
12/31/2004	Large Heat Tunnel	16200 • R & D Equipment
06/26/2007	Liquid Filamatic	16200 • R & D Equipment
06/26/2007	Marble table	16200 • R & D Equipment
06/26/2007	McKenzie Conveyor	16200 • R & D Equipment
10/31/2005	Microscope	16200 • R & D Equipment
10/31/2005	Misc R&D equip	16200 • R & D Equipment

Schedule 2-3

06/26/2007	MIxing Kettle 150Gal	16200 • R & D Equipment
10/31/2005	MOtors (2)	16200 • R & D Equipment
07/01/2005	Oakton PH Meters (3)	16200 • R & D Equipment
06/26/2007	Pallet Racks	16200 • R & D Equipment
10/31/2005	PH Meter	16200 • R & D Equipment
07/01/2005	PH Meter MOdel 410	16200 • R & D Equipment
10/31/2005	Scales (4)	16200 • R & D Equipment
12/31/2004	Small Heat Tunnel	16200 • R & D Equipment
10/31/2005	Specific Gravity Balance	16200 • R & D Equipment
10/31/2005	Specific Gravity Bottles (2)	16200 • R & D Equipment
06/26/2007	SS Tri Blender/Ladish	16200 • R & D Equipment
07/01/2005	Thermo Lyne Hot Plates (2)	16200 • R & D Equipment
07/21/2008	Tube Sealer	16200 • R & D Equipment
07/01/2005	Tube Sealer A Line	16200 • R & D Equipment
08/04/2008	Tube Sealer TP 30	16200 • R & D Equipment
07/01/2005	Uro Star Stirring Machines	16200 • R & D Equipment
10/31/2005	Viscometer	16200 • R & D Equipment
08/18/2008	Viscometer	16200 • R & D Equipment
10/31/2005	Water Bath	16200 • R & D Equipment
06/26/2007	Waukesha Pump	16200 • R & D Equipment

Schedule 2-4

SCHEDULE 3

HYDRON INVENTORY

INVENTORY

(as of September 30, 2008)

List of of Finished Goods and Work in Process Held in Inventory

Part #	Description	Quantity On Hand

BrkstPainRlfCrm-BulkForm3	pain relief formula 3	2.1999
Brkstnpainrelfcrm-BulkForm2	pain relief formula 2	1.63636
BrkstnPain RlfCrm-BulkForm1	pain relief formula 1	1.63636
ImpoundedHandCream	Impounded hand cream	3,900.00
BrkForm210Cream1.5oz	Brookstone Formula 210 Cream 1.5oz	432.00
BrkForm210-Bulk#	Brookstone Formula 210 Cream Bulk	4,408.00
Cellulite Cream	Cellulite Cream	0.00
ChemHydronAlcoSol	Hydron LIQUID Alcohol Solution Cream	54.00
ChemHydronsolPeg8	Hydron Solution Peg 8	12.00
ChemHydronSolPropyleneGlycol	Hydron Solution Propylene Glycol Toner	0.00331
ChemSFactorSolution	S-Factor Solution	12.00
D15500	Chairside Reline & Repair Kit	181.00
D15501	Dental Base Material 12 unit	0.00
D15503	Cold Cure Reline&Repair Kit	-3.00
D15505	2 Unit Cold Cure Kit	288.00
D15506	Dental Freshener	8,928.00
D15507	Chairside Powder 4oz	36.00
D15510	Heat Cure Liquid 5 oz	0.00
D15511	Heat Cure Powder 10 oz	13.00
D15512	Cold Cure Liquid 8 oz	30.00
D15513	Cold Cure Liquid 2 oz bottle	0.00
D15515	Cold cure Powder 1 lb	8.00
D15516	Heat cure Powder 2 .5 #	23.00
D15517	Dental Glycerin 1 oz	0.3125
D15519	Cold Cure Bulk Liquid	8.00
D15520	Dental Bags	376.00
D15521	Dental Cups	71.00
DJD2007-S	DJD - Facial Moisturizer (Sample Size)	500.00
DRammisHealingGel	Drammis Healing Gel	1,170.00
ECHO-DERM	ECHO-DERM SC	19.80
EH3200	Elizabeth Halen - Instant Firming Serum	0.00
Elite1000	Elite Intensive Cell Therapy (Men’s 1oz) Item # M326-EG2	0.00
Elite1050	Elite Intensive Cell Therapy (Women’s 1oz) Item # M326-EG2	169.00
HB101	Botanical Body Mist-Classic	330.00

Schedule 3-1

HB101-1	Botanical Body Mist Springtime	37.00
HB101-2	Botanical Body Mist-Orange	0.00
HB101-Bulk#	Botanical Body Mist Bulk	82.00
HB105 Duo	Menthol Ice Duo	142.00
HB105-Bulk#	Menthol Ice Bulk	88.70
HB300Duo	Botanical Bath & Shower Cleanser (Duo)	25.00
HB300Single	Botanical Bath & Shower Each	36.00
HB300-Bulk#	Botanical Bath & Shower Bulk	314.00
HB301	Botanical 2in1 Moisturizing Body Wash	46.00
HB500Single	All Over Body Moisturizer - Original Old 284431	125.00
HB500-Bulk#	All Over Moisturizer Bulk	431.00
HB505	All Over Moisturizer - Citrus Splash	79.00
HB505Bulk#	All Over Moisturizer Citrus Bulk	0.00
HB510	All Over Moisturizer (Pearberry) Pump	51.00
HB510Bulk#	All Over Moisturizer Pearberry Bulk	0.00
HC101	Micro Dermabrasion Face Cleanser	3.00
HC101-40 Bulk	Microderm Cleanser-40#	575.00
HC101-Bulk	Micrdermabrasion Bulk	26.00
HC101C	Micro Dermabrasion Face Cleaner Contract Mfg	0.00
HC205	Gentle Cleansing Creme	76.00
HC205-Bulk#	Gentle Cleansing Cream-Bulk	209.00
HC310	Gentle Eye Make Up Remover	136.00
HC310-Bulk#	Eye Make Up Remover Bulk	0.00
HC701	Botanical Toner	-5.00
HC701-Bulk#	Toner Bulk	-2.46375
HC804	Antibacterial Facial Cleansing Gel	5,286.00
HC805	Oil Control Cleansing Gel	58.00
HC805 Bulk#	Oil Cleansing Gel Bulk	0.00
HC825	Oil Balancing Toner	40.00
HD1300DL-Bulk	HD Day Cream Bulk	40.00
HH106 Duo	Botanical Volumizing Shampoo (duo)	-5.00
HH106 Single	Botanical Volumnizing Shampoo Singles	32.00
HH106-Bulk#	Botan Volumn Shampoo- Bulk	185.00
HH210 Duo	Botanical Detangling Conditioner (duo)	16.00
HH210 Single	Botanical detangling Conditioner singles	117.00
HH210-Bulk#	Conditioner Bulk	41.30
HH300	Botanical Ultimate Control Finishing Spray	16.00
HH301	Silk & Shine Luminating Spray	-5.00
HH303	Botanical Styling & Finishing Spray	0.00
HH400	Healthy Hair Collection	0.00
HL100	Hydron Lite Therapy	148.00
HM100	Hydronamins Day Creme	20.00
HM100-Bulk#	Hydronamins Day Cream Bulk	0.00
HM101	Hydronamins Night Creme	267.00
HM101-Bulk	Hydranomins Night Cream Bulk	0.00
HM102	Line Smoothing Complex	164.00
HM102-Bulk	Line Smoothing Complex	0.00

Schedule 3-2

HM103-254	Self Adjusting Tinted Moisturizer(Fair Peach - light)	31.00
HM103-254-Bulk#	Tinted Moist-Fair Peach Bulk	0.00
HM103-255	Self-Adjusting Tinted Moisturizer (Blush Beige - Medium)	23.00
HM103-255 Bulk#	Tinted Moisturizer Blush Beige Bulk	0.00
HM103-616	Tinted Moisturizer - Barely Bronze	110.00
HM106	Under Eye Concealor (blush beige)	215.00
HM107	Under Eye Concealor Barely Bronze	90.00
HM510	AM - Daily Facial Moisturizer	15.00
HM510-Bulk#	AM Daily Facial Moisturizer Bulk	0.00
HM550	PM - Restorative Night Creme	31.00
HM550 Bulk#	Moist Bal Night Cream Bulk	0.00
HM701	AM - Puffy Eye Relief	17.00
HM701-Bulk#	AM Puffy Eye Bulk	0.00
HM750	Fragile Eye Moisturizer	54.00
HM750-Bulk#	Fragile eye moisturizer Bulk	0.00
HM751	Eye Moisturizer w Puffy eye Relief	0.00
HOB222
HOB222A	Organic Body Wash Hazelnut	106.00
HOB222B	Organic Body Wash Gardenia	51.00
HOB222C	Organic Body Wash Grapefruit/Watermelon	74.00
HOB222D	Organic Body Balm Hazelnut	24.00
HOB222E	Organic Body Balm Gardenia	4.00
HOB222F	Organic Body Balm Grapefruit/Watermelon	8.00
HOB222 - Other	Hydron Organics Body Gift Set	78.00
Total HOB222		345.00
HP3DFM	H3P - Pro Series - Daily Facial Moisturizer (Non ESP) Pump	996.00
HP3DFM-Bulk	H3P Pro Series Daily Facial Moisturizer-Bulk	6.20
HP3DFM-S	Facial Moisturizer samples	151.00
HP3EC	H3P - Pro Series - Eye Cream	592.00
HP3RNC	H3P - Pro Series - Resorative Night Cream	79.00
HP3RNC-Bulk	H3P Pro Series Restorative NIght Cream-40#	0.00
HPS01	H3P - Pro Series - Self-Adjusting 1.0 Retinol Serum	139.00
HPS02	H3P - Pro Series - Pore Redefining & Resurfacing Glucosamine	5.00
HPS02s	H3P - Pro Series - Pore Redefining & Resurfacing Glucosamine (Sample 0.3oz)	22.00
HPS03	H3P - Pro Series - Vital Recovery Serum 24%	33.00
HPS04	H3P - Pro Series - Pure Radiance Brightening Solution	1,032.00
HPS04s	Hydron Pro Series Pure radiance Brightening Solution Samples 7ml	2,756.00
HPS04-BulkB	H3P- Pro Seris Pure Radiance Brightening Serum Bulk	18.81169
HPS05	H3P Pro Series Retinol 0.5	126.00
HS015Duo	Sportscreen Twin Pack	21.00
HS015Single	Sportscreen SPF 15 singles	160.00
HT001	Tri-Activating Skin Clarifier	303.00
HT001-Bulk	Tri Activating Clarifier Bulk	28.00
HT235	Wrinkle Reducing Collagen Concentrate	61.00
HT235-Bulk	Wrinkle Reducking Collagen Bulk	21.60

Schedule 3-3

HT260	Active Hydroxy Facial Peel	5.00
HT905	5 - Minute Revitalizing Masque	16.00
HX325	Microdermabrasion Deep Treatment	86.00
HX325Bulk#	Microdermabrasion Deep Treatment Bulk	13.90
K120	Body Rescue Trio	5.00
K122	Eye Trio Special	3.00
Loufas	Loufas	171.00
MD102	BOTANICAL BATH & SHOWER CLEANSER DUO FOR $22.00 GET FREE ALL OVER MOISTURIZER	0.00
MD103	BOTANICAL VOLUMIZING SHAMPOO DUO FOR $20.50 GET FREE BOTANICAL DETANGLING CONDITIONER DUO	-1.00
MD104	MICRODERMABRASION FACE CLEANSER FOR $16.50 GET FREE BOTANICAL TONER	-5.00
Men100A	Shaving Cream	35.00
MEN100B	After Shave	23.00
Men100C	Men’s Body Wash	48.00
MENTrio	HYDRON MAN TRIO (Hydrating Shave Creme , Nourishing After Shave Balm, Men’s Body Wash)	2.00
Reliv1500 Bulk#	Reliv Cleansing Gel Bulk	1,716.00
Reliv1510-Bulk#	Reliv Day Cream Bulk	1.00
Reliv1520-Bulk#	Bulk Reliv Night CReam	992.416
Reliv1540-Bulk	Reliv Serum Smooth & Lift Bulk	457.03125
Trav 118	Menthol Ice Samples	887.00
TRAV100	Gentle Cleansing cream - Travel Size 2.25oz	651.00
TRAV101	Botanical Toner 2 fl oz TRAVEL SIZE	570.00
TRAV102	MicroDermabrasion Face Cleanser with Self-Adjusting Beads 2 fl oz TRAVEL SIZE	372.00
TRAV103	Fragile Eye Moisturizer .25 fl oz TRAVEL SIZE	129.00
TRAV104	Moisture Balance Restorative Night Creme .75 fl oz TRAVEL SIZE	1,158.00
TRAV105	Daily Facial Moisturizer .75 fl oz TRAVEL SIZE	209.00
Trav106	All Over Moisturizer 2.25 oz	404.00
Trav106Trio	All Over Moisturizer Tube Trio 2.25 oz	44.00
TRAV107	Tri-Activating Skin Clarifier .5oz	859.00
Trav108	MIcrodermabrasion Cleanser Tubes 2.25 oz	99.00
Trav111	Tri-Activating Skin Clarifier .5oz	1.00
Trav112	Garden Melon Body Wash samples .2 oz	37.00
Trav117	Travel Shave Cream	0.00
Trav119	Sample Hydron Shampoo 2.2 oz	0.00
Trav120	AM Puffy Eye Relief Travel Size	1.00
TRAV121	Botanical Conditioner 2oz	0.00
Trav500	Travel Size Miracle Erase	12.00
		46,349.08362

Schedule 3-4

List of Raw Materials, Packaging and Other Materials and Supplies Used in the Production of Finished Goods

*NOTE: Chemicals are reflected in pounds or portion thereof. All other components or raw materials are reflected in actual number of pieces .

Part #	Description	Quantity On Hand

PLT	Pallet Charge	2.00
AdSouthLargeNailCap	AdSouth Large Nail Caps	13,600.00
AdSouthLargeNailJars	AdSouth Large Nail Jars	12,608.00
ADSouthSmallNailCaps	AdSouth Small Nail Caps	14,347.00
AdSouthSmNailJars	AdSouth Small Nail Jars	13,500.00
AJ65/15/C	4 LAYER BLUE CAP	1,322.00
AJ65/50/C	4 LAYER BLUE CAP TO FIT 50ML	2,560.00
BaseJ61	J61 Base	2,466.00
BOXAUTO5OZ	BOX BROOKSTONE AUTO BOTTOM 5OZ	12,160.00
BOXgentclean	Hydron Gentle Cleansing Creme Boxes	4,152.00
BOXHYDMDAY	Hydronamins Vitamin Therapy Day Creme Boxes	1,735.00
BoxHydronGeneric	Hydron Generic Boxes CBOX067	3,663.00
BoxHydronSkinColl	Hydron Skincare Collection Box	5,077.00
BoxReliv1520	ReversAge Night Skin Restore Boxes	2,845.00
Boxrelivdailyifc	Reliv Daily Defence IFC	7,632.00
BoxTriActivatingClarifierbox	Tri Activating Clarifier Box	2,729.00
Btl1.75ozFootedrndnk18/415	1.75 oz Footed Round 18/415 Neck	258.00
Btl1ozGlassRound	1oz Glass Round	2,659.00
Btl1ozGoldAirless	Bottle 1 oz Gold Airless	0.00
btl2oztottle	2 oz tottle bottle	0.00
BTL2OZCYL	2oz natural cylinder	3,372.00
Btl4ozalumepoxyPhenCTg	Bottle 4oz Brushed Aluminum 24/410 Epoxy Phenolic Coating	558.00
btl4ozcosmonatural	4oz Cosmo Natural bottle	10,666.00
Btl2ouncelSilverAlum	Bottles 2 ounce Silver Alum Brushed	1,105.00
btl8oznatcosmo	8oz Cosmo Natural 24/410	0.00
Btl8ozCosm	8 oz Cosmetic Bottle	1,083.00
BtlBlue8ozCosmRndTl	Bottles Cobakt Blue 8 oz PET COSMO ROUNDS TALL 24/410	691.00
BtlClr6ozPetCosmRdsTl	Bottles Clear 6 oz PET COSMO ROUNDS TALL 24/410	951.00
BtlClr8ozPETCosmovls	Bottles clear 8oz PET COSMOVALS 24/410	1,445.00
BtlClr8ozPetCosmRdsTl	Bottles Clear 8 oz PET COSMO ROUNDS TALL 24/410	2,349.00
BtlCustom2ozovalvale	Bottle 2 oz Oval Vale from Custom	31,250.00
BtlCustom4ozovalvale	Bottle 4oz Oval Vale from Custom	36,030.00
btlcylinderwhite8oz	bottle white cylinder 8 ounce	0.00
BtlH3PBENPERSOL	Bottle H3P Benzoyl Peroxide Solution	742.00
BtlH3PCoalTar	Bottle H3P Coal Tar	740.00
BtlH3pDailyMoist	Bottle H3P Daily Moisturizer	0.00
BtlH3PRetinolSerum.5	Bottle H3P .5 Retinol Serum	597.00
BTLHYD50ML	GOLD AIRLESS BOTTLE	31.00
BtlJ61	J61 Bottle	1,161.00
BTLKILOfor SSolutions	kilo bottle for S solutions	0.00

Schedule 3-5

BtlNatl4ozBstnRds	Bottles Natural 4 oz HDPE Boston Rounds 24/410	2,486.00
BtlPmp60ml24/410Frst	Bottle & Pump for 24/410 Frosted Glass	875.00
BtlProseriesAb65/40	Blue Bottle w silver Collar Treatment	2,592.00
BTLRELIV1510	50ML 20/410 AIRLESS BOTTLE-SILVER	7,800.00
BTLrelivsm/lift	Paris Series. 15ml UV Frosted Bottle w/matte silver Plastic Base, White Plastic Actuator w/matte...	0.00
BtlRollOnABA242	Roll on Bottles ABA 242	971.00
BtlWhite8ozCosmo	8oz White Cosmo Bullet Bottle	5,000.00
CAP13/415GOLD	GOLD CAP .5 oz TRI ACT	1,886.00
Cap2ozTonerBottle	Cap 2oz Toner Bottle	14,361.00
Cap8ozCosmetic	8 oz Cosmetic Cap	0.00
CapAB/65/45C for Ab 65/40	Cap For BtlProseries AB65/40 Price included w Bottle	3,078.00
CapAB65/80Cfor Ab65/80	Cap for BtlproseriesAB65/80 price incl in bottle	1,587.00
CapABA240CW	Roll On caps and Roll Ons	2,500.00
CapDD24790	Caps,Dispensing Smooth Metal Shell Disc Top Gold/White 24/410	978.00
CapDD24805	Caps,Dispensing Metal Shell smooth Silver/White 24/410	4,340.00
CAPHYDR50ML	ALUMINUM OVER CAP-GOLD FOR AIRLESS BOTTLES	0.00
CapJ61	J61 Cap	1,170.00
CAPRELIV50ML	SILVER CAP FOR AIRLESS BOTTLE	80.00
Caps Fine Ribbed EBttl	Fine Ribbed Bottle Caps Wh7135	3,837.00
CBAG065	Clear Blue Boutie Bags	60.00
CBAG076	Green Boutie Bags	243.00
CBAG079	Hydron Blue Bags	0.00
CBAG081	Hydron Skin Care Bags	1,225.00
CBAG082	Hydron Black Travel Bags	1,464.00
CBAG084	Hydron Frosted Travel Bags	8,640.00
CBAG087	Hydron Blue Travel Bags	34,468.00
CBAG113	PVC Bags DR Direct	8,000.00
CBOT039	1/2oz Oblong 18-415 White Bottles	1,522.00
CBOT063	2oz Clear Soft Shoulder Cylinders	24,173.00
CBOT131	Silk & Shine Spray Bottles	67.00
CBOT163	Hydron Gentle Cleansing Tubes 2.25oz	21,812.00
CBOT178	Frosted Bottles 1oz	1,809.00
CBOT182	Frosted Glass Bottles 1/2oz	8,538.00
CBOT186	8oz Natural Bullet Bottle	0.00
CBOT190	15ML Airless Clear Bottle,w/Alum Gold Decor, White Airless Lotion Pump w/Alum Gold Decor, Gold Al...	67.00
CBOX017	Fragile Eye Moisturizer Boxes	14,253.00
CBOX090	Hydron Moisturizing Balance Boxes	10,777.00
CBOX097	Hydron self Adjusting Tinted Moisturizer Boxes	1,548.00
CBOX102	Best Defense Moisture Balancing Restorative Boxes	13,210.00
CBOX158	Body Renewal Box Divider	3,739.00
CBOX166	Reliv Eye Renewal Creme White Boxes	19,826.00
CBOX167	Reliv - Smooth & Lift Box	2,472.00
CCAP003	Push/Pull 2 oz Caps	147.00
CCAP005	2” Gold hydron logo caps	499.00
CCAP059	Gold Caps 53/400	14,490.00
CCAP064	Gold Cap 2” 1/2IN DEEP	608.00

Schedule 3-6

CCAP125	Tri Activating Gold Cap W/Hydr	60,687.00
CCAP173	HT5CAP007 GOLD PUMP	176.00
CCAP175	24/410 XTSS GOLD #2 CAP .040	8,672.00
CCAP176	WHITE CAP	1,000.00
CCAP177	18/415 GOLD CAP	750.00
CCAP179	HYDRON GOLD CAP 2”	237.00
CCONT091	Hydron All Over Moisturizer Containers 8oz	1,418.00
ChemBenzPerox	polypore benzyl peroxide	0.00
ChemAccuscrub	Accuscrub	9.00
ChemActiphyte calendula	Calendula Extract	5.00
ChemActiphyteCentellaAsiatica	Actiphyte Centella Asiatica	0.00
ChemActiphyteChamomile	Chamomile Extract	0.00
CHemActiphyteGinko	Ginkgo Extract	1.00
ChemActiphyteGinseng	Ginseng Extract	7.00
ChemActiphyteGotuCola	Actiphyte of Gotu Cola AQ	28.60
ChemActiphyteGrapeSeed	Actiphyte Grape Seed	0.00
ChemActiphytreGreenTea	Actipyte of Green Tea GL	11.20
ChemActiphyteHorseChestnut	Horse Chestnut Extract	8.20
ChemActiphyteMeadowsweet	Meadowsweet Extract	0.00
ChemActiphyePassionFlwr	Passion Flower Extract	0.00
ChemActiphyteSeaKelp	Sea Kelp Extract	0.00
ChemActiphyteWatercress	Watercress Extract	0.00
ChemActiphyteWitchHazel	Actipyhte of Whitch Hazel	34.60
ChemActiplex	Actiplex	0.00
CHEMACUL22	ACULYN-22	431.00
ChemAdvera402N	Advera 402N	0.00
ChemAlkamulsEGDS	Alkamuls EGDS	490.40
ChemAllantoin	Allantoin	15.00
ChemAloe PG50	Aloe Vera PG50 Extract	0.00
CHEMALOEPOWDER	ALOE POWDER 200X	0.38
ChemAloeVera1-1	Aloe Vera 1:1	0.00
ChemAloeVeraExtract	Aloe Vera Extract	0.00
ChemAlphaBisabolol	Alpha Bisabolol	0.00
ChemALS30	ALS30 AMMONIUM LAURYL	35.20
ChemAlumOxide	Aluminum Oxide	1,342.00
ChemAmazeXT	Amaze-XT (HAIR)	2.40
ChemAmerlateP	Amerlate P (isopropyl lanolate)	0.00
ChemAmigelGranulated	Granulated Amigel	20.00
ChemAmmoniaSol27%	Ammonia Solution Strong Aqua Ammonia 27 Deg.	200.00
ChemAmmoniumLaurethSulfate	Ammonium Laureth Sulfate	450.00
ChemAmp95	Amp 95	421.40
ChemAOS40	Bio Terge AS-40	279.40
ChemAppleCiderVinegar	Apple Cider Vinegar	4.00
ChemAPT	APT	12.855
CHEMAQUABKLO	AQUASPERSABIL BKLO Black Pigment	55.00
ChemAquaPro WP	Aqua Pro Wheat Protein	16.00
ChemAquaPro2BG	Aqua Pro 2 BG	17.00

Schedule 3-7

ChemAquaPro2WWA	Aqua Pro WWA	0.00
ChemAquaPro2WWS	Aqua Pro 2 WWS	39.00
ChemAquaProCO	Aqua Pro CO	20.40
ChemAquaProIIWG-E	AquaPro II WG-E	30.00
CHEMAQUARIO	AQUASPERSABIL RIO Red Pigment	54.40
ChemAquaSF1	Aqua SF 1	261.60
CHEMAQUATIO2	AQUASPERSABIL R TIO2 White Pigment	89.00
CHEMAQUAYIO	AQUASPERSABIL YIO Yellow Pigment	53.60
ChemArbutin	Arbutin	0.97
CHEMARGILENE	ARGILENE	0.00
ChemArlacel165	Arlacel165	0.00
ChemArlasolve200/Isoceteth20	Arlasolve/Isoceteth20	247.60
CHEMASCGLUC	Ascorbyl Glucosamine	17.80
ChemAscorbicAcid	Ascorbic Acid	0.00
ChemAvacado Oil	Avocado Oil	11.04
ChemAvocadin	Avocado Unsapon. (Crodarom Avocadin)	35.40
ChemAwapuhi	Awapuhi	60.00
ChemExtractBalmMint	Balm Mint Extract	0.00
ChemBambooPowder	Bamboo Powder	0.00
CHEMBEADBL	Floratech Blue Beads	34.20
CHEMBEADOR	Florabeads - Sunburst Orange 28/60	11.00
CHEMBEADRD	Floratech Red Beads	20.00
ChemBeesWax	Bees Wax (White)	10.80
ChemBeesWaxYellow	Yellow Bees Wax	15.00
ChemBelsil DM350	Belsil DM 350 in 440# drum	820.235
ChemBelsilAK200	Belsil AK200 440# Drum	354.81
ChemBentonite	Bentonite	0.00
CHEMBENZALCO	BENZYL ALCOHOL	474.80
ChemBenzalkoniumChloride50%	Benzalkonium Chloride 50%	0.00
chembenzo	benzocaine	5.50
ChemBenzphenone-3	Benzophenone 3 oxybenzone	18.30
ChemBetaineC	ChemBetaine C Velvetex BA 35	355.00
ChemBHA	BHA	26.80
ChemBHT	BHT	40.48
ChemBlackCohoshExtract	Black Cohosh Extract	0.00
ChemBladderwrackExtr	Bladderwrack Extract	0.00
ChemBLUEBERRY	BLUEBERRY SWEETNER	23.60
ChemBorageOil	Borage Oil	28.80
ChemBotanicellAntiOxidant	BotaniCell Anti-Oxidant	0.00
CHemBotanicellDetox	Botanicell Detoxifying	0.00
CHemBulkHydronSHaveCream	Bulk Hydron Shave Cream	0.00
ChemButyleneGlycol	1,3 Butylene Glycol	5.20
ChemBVOSC	BVOSC	5.50
ChemCactusExtract	Cactus Extract	0.00
ChemCaffeineAna	Caffeine Anahydrous	39.80
ChemCameliaOIl	Camelia Oil	0.00
ChemCamphor	Camphor	0.00

Schedule 3-8

ChemCaprCapricTgly	Caprylic / Capric Triglyceride	40.56
ChemCaramel	Carmel Color	8.00
ChemCarbomer 934	CARBOMER 934	39.80
ChemCarbomerETD2020	Carbomer ETD 2020	67.00
ChemCarnubaWax	Carnuba Wax	55.00
ChemCelquatH100	Celquat H100	77.80
CHEMCERA847	Ceraphyl 847 PAIL SIZE	214.41
ChemCeramideHO3	Ceramide HO3	0.00
CHEMCERAPA	CERASYNT PA PAIL SIZE PROPYLENE GLYCOL STEARATE	45.00
ChemCeraperese III	Cerasperese III	0.00
ChemCeraphylNGA	Ceraphyl NGA	466.50
ChemCeteareth20	Ceteareth 20	0.00
ChemCetylAlcohol	Cetyl Alcohol	63.00
ChemCetylPalmitate	Cetyl Palmitate	131.60
ChemCholesterol	Cholesterol	0.00
ChemChromOxideGreen	Green Chromium Oxide	0.00
CHemCitricAcid	Citric Acid - Anhydrous USP (50 lb Bag - Granular)	10.40
CHEMCM040	Cyclopentasiloxane 040(WACKER BESIL)	549.00
CHEMCOALTAR	COAL TAR TOPICAL SOLUTION USP	27.40
ChemCocoaButterDeodorized	Deodorized Cocoa Butter	16.80
ChemCoconutOil	Coconut Oil	27.40
ChemColeusExtract	Coleus Extract	0.00
ChemColloidalOatmeal	Colloidal Oatmeal	3.50
ChemColorFDCBlue#1	FD&C Blue #1 (1% soulution)	0.00
CHEMCOLORGR3	F,D, &C GREEN #3	0.00
ChemComfreyGL	Comfry GL	9.40
ChemComfreyLeafExtract	Comfrey Leaf Extract	13.00
ChemConeFlowerExtract	ConeFlower Extract	0.00
ChemCosmoferm III	Cosmoferm Mix III	0.00
CHEMCPC	CETYLPYRIPINIUM CHLORIDE	51.80
ChemCrodafos CP50	Crodafos CP-50	43.90
CHemCropepsol	Cropepsol	45.00
ChemCroSilk	Crosilk 10,000	40.20
ChemCrshdAprctSds	Crushed Apricot Seeds APS 40/60	6.00
ChemCS20	CS 20	20.00
ChemCucumberExtract	CUCUMBER EXTRACT	4.20
ChemCupricSulfate	Copper Sulfate	0.00
ChemCuridone	Curidone	5.00
ChemD-GlucosamineSulfate	D-Glucosamine Sulfate	0.00
ChemDermacryl79	Dermacryl 79	0.00
ChemDismutin BT	Dismutin	1.00
ChemDiSodium EDTA	Disodium EDTA Dissolving Na2	0.00
ChemDLpanthenol	DL Panthenol Powder	0.17
ChemDMDMHydantoin	DMDM Hydrant	21.80
CHEMDOE120	GLUCAMATE DOE 120(ANTIL 120)	17.00
CHEMDOW1401	DOW 1401	37.20
ChemDow190	Dow 190	44.00

Schedule 3-9

ChemDow193	Dow 193 Surfactant	35.80
CHEMDOW200FL	DOW 200 FLUID	18.40
ChemDow245	Dow 245	0.00
ChemDow2503Wax	DOW 2503 Wax	45.00
CHEMDOW345	DOW 345	0.00
ChemDow556	Dow 556	0.00
ChemDow580Wax	Dow Corning 580 Wax	7.90
CHEMDOW9040	Dow 9040	36.00
CHemDow929	Cationic Emulsion Dow 929	196.595
CHEMDOWICIL200	DOWICIL 200-QUATERNIUM 15	24.60
ChemDryFlo-PC	DryFlo-PC	48.22
CHEMEHTYLHEXSAL	ETHYLHEXYL SALICYLATE (OS)	445.00
ChemElderfowerExtract	Elderflower Extract	0.00
ChemEmulglade68/50	Emulgade PL 68/50	43.80
ChemEmulsWax	Emulsifying Wax	0.00
ChemEmuOilKalaya	Emu Oil Kalaya	12.50
chemenergisome	energisome	0.08
CHEMESTER105	SCHEROMOL 105	0.00
CHemEveningPrimroseOilSR	Evening Primrose Oil (Super Refined)	15.02
ChemExtractBlackWalnut	Black Walnut Extract	4.40
CHEMExtractBlad	BLADDERACK EXTRACT	0.00
ChemExtractCarrot	Carrot Extract	2.20
ChemExtractCentellaAsiatica	Centella Asiatica Extract	2.20
ChemExtractEucalyptus	Eucalyptus Extract	0.00
ChemExtractEveningPrimrose	Evening Primrose Extract	6.96
ChemExtractFennelSeed	Fennel Seed Extract	7.80
ChemExtractHorsetail	Horsetail Extract	2.20
ChemExtractIrishMoss	Irish Moss Extract	2.20
ChemExtractLaminaria	laminaria extract	2.20
CHemExtractLavender	Lavender Extract	2.20
CHemExtractLemongrass	Lemongrass extract	4.40
ChemExtractLemonPeel	Lemon Peal Extract	4.40
ChemExtractRose	Rose Extract	2.20
ChemExtractRosemary	Rosemary Extract	4.40
CHEMExtractSpirulina	SPIRULINA EXTRACT	0.00
ChemEyeseryl	EYESERYL	2.20
ChemFD&C Green #3	FD&C Green #3 (.1% solution)	0.00
ChemFDCBlue#1	FDC Blue #1	2.96075
ChemFD&C Yellow	FD&C Yellow	0.00
ChemFinsolv TN	Finsolv TN - C12-15 Alkyl Benzoate	505.00
CHEMFLAVSTRAW	STRAWBERRY FLAVORING	1.00
ChemFlexanII	Flexan II	29.20
ChemFlexPOwder	Flex POwder	3.40
ChemFlexPower	Flex Power 18001	20.00
ChemFlorastersK20W	Florasters K20W	0.00
ChemFlorasters60	Florasters 60	34.00
ChemFrag801338	Fragrance # 801338 (Hagellin)	267.00

Schedule 3-10

ChemFrag805872	Frgrance 805872	58.00
CHEMFRAG86F773	Fragrance 86F773 HYDRON	22.76
ChemFrag95F/1033	Fragrance 95F/1033	90.80
ChemFrag96F/1514	Fragrance 96F/1514	125.00
ChemFragCandyCane	Candy Cane Fragrance	9.00
ChemFragCherryAlmong	Cherry Almond Fragrance	5.80
ChemFragCinnamonEggNog	Cinnimon Egg Nog Fragrance	8.80
ChemFragCoolQuince	Cool Quince Fragrance	0.00
ChemFragGardenia	Gardenia Fragrance	17.80
ChemFragGardenMelon	FRAG.: GARDEN MELON # AB000293 $12.80/LB. BELMAY	41.40
CHemFragGreenTomCitr	Green Tomato Citrus Fragrance	6.79141
ChemFragGrpftWtrmln	Grapefruit Watermelon Frangrance	28.40
CHemFragHerbalKiwi	Herbal Kiwi Fragrance	32.50
ChemFragHotChoc	Hot Chocolate Fragrance	8.80
CHEMFRAGHYDRON	HYDRON TYPE (86F733) 35#PAIL	22.76
ChemFragIceland	Iceland Fragrance-G2113	34.30
ChemFragPearberry	Pearberry Fragrance	23.00
ChemFragQ15541	Fragrance Q15541	60.00
ChemFragranceDarkWood	Dark Wood Fragrance	33.00
chemfragrefresh	fragrance Refreshing Mandarin	2.50
ChemFragSugarCookie	Sugar Cookie Fragrance	29.00
ChemFragTedGibson	Frangrance Ted Gibson	0.00
ChemFragWarmWintSpice	Warm Winter Spice Fragrance	33.60
CHemFragWasabiSorbet	Wasabi Sorbet Fragrance	18.79885
ChemFragWhisper	Wisper Fragrance	55.40
Chemfragwoody	Woody Fragrance	3.98331
ChemG-AminoButAcid	G-Aminobutyric Acid	12.20
ChemGafquat755N	Gafquat 755N	27.80
CHEMGANTREZ	GANTREZ A-425	340.00
ChemGeogard221	Geogard 221	82.20
ChemGermaben II	Germaban II	558.40
ChemGlucamE20	Glucam E20	26.20
ChemGlycerin	Glycerin	254.13
ChemGlycolStearate	Glycol Stearate	0.00
ChemGlycolicAcid	Glycolic Acid	26.94
CHEMGLYCSTEARSE	Glyceryl Stearate SE ( GMS SE)	227.60
ChemGlydantPlusLiquid	Glyant Plus Liquid	33.60
ChemGlyeralStearate165	Glyceral Stearate 165/Protameen	133.00
ChemGlypure	Glypure	25.00
CHEMGLYSTER	Glyceryl Stearate (GMS)	242.00
ChemGrapeSeedOIl	Grape Seed OIl	37.68163
ChemGrapeSeedPowder	Grape Seed POwder	40.00
CHemGreenCitrus	Green Citrus	30.00
ChemHazelnutFragrance	Hazelnut Fragrance	24.00
ChemHazelnutOil	Hazelnut Oil	0.00
CHemHexaleneGlycol	Hexalene Glycol	399.00
ChemHSBO Beads	HSBO Beads Natural	47.00

Schedule 3-11

ChemHydrLecithin	HYDROGENATED LECITHIN	16.40
CHEMICS	Isocetyl Stearate	43.80
ChemImidUrea	Imidazolidinyl Urea	0.0083
ChemInstafirm SP	InstaFirm-SP (NA2 Soy)	0.00
ChemInstafirm WP	Instafirm WP (NA2 Wheat)	51.8853
ChemIPM	Isopropyl Myristate IPM	278.60
ChemIPP	Isopropyl Palmiate IPP	744.50304
ChemIrgasanDP300	Irgasan DP 300	43.00
ChemIvyPG350extract	Ivy Extract	8.00
ChemJaguarC135	Jaguar C135	78.7659
ChemJeeslic6056	Jeesilc 6056	37.10
ChemJeeslicPMCM	Jeeslic PSCM	20.00
ChemJojobaOILGolden	Jojoba OIl Golden	446.00
ChemJoJobaOilRefined	Jojoba Oil Refined	408.15
ChemKaolin	Kaolin	0.00
ChemKatjhon CG	Kathjhon	0.00
ChemKeltrolCGT	KELTROL CGT	45.37973
ChemKukuiNutOil	Kukui Nu Oil	0.00
ChemL’Argnine	L’Argnine	0.00
ChemLactomide	Lactomide	11.00
ChemLacticAcid	Lactic Acid	0.00
ChemLanetteWaxONF	Lanette Wax O NF	38.40
CHEMLANO	Lanolin (USP Grade)	72.46
ChemLanol1688	Lanol 1688	15.7607
CHemLavenderOil	LAVENDIN OIL	12.00
ChemLicoriceRootExtract	Licorice Root Extract	8.00
ChemLIPO PGMS Pastels	Lipo PGMS Pastels	250.00
ChemLipoguard	Lipoguard	1.85
ChemLipocolSC20	Lipocol SC 20	28.40
ChemLipodermal8656	Lipodermol LS 8656	29.80
ChemLiponateNPGC2	Lionate NPGC2	31.58451
CHemLiponateSPS	Liponate SPS Pastilles	20.00
ChemLiponateTDTM	Liponate TDTM	448.65
ChemLiporeductyl	Liporeductyl	0.00
CHemLipovalMOS130	Lipoval MOS 130	217.60
ChemLipovalMOS350	Lipovol MOS 350	447.20
ChemLipovolMOS70	Lipovol MOS 70	4.60
ChemLipowaxP	Lipowax P	19.60
ChemLubrajel DV	Lubragel DV	31.20
ChemLubrajelOIl	Lubrajel Oil	180.60
ChemLubrasil	Lubrasil	43.00
ChemLuvisetClear	Luviset Clear	0.00
ChemLycopene	Lycopene	0.00001
ChemMacadamiaOIl	Macadamia Oil	5.80
ChemMackamideCMA	Mackamide CMA	118.00
CHEMMATRIXYL	Matrixyl 3000	13.60
CHEMMAXILIP	MAXI LIP	0.00

Schedule 3-12

ChemMDIComplex	MDI Complex	0.00
ChemMelawhite	Melawhite	3.95
CHemmentholCrystals	Menthol Crystals	44.25868
ChemMerquat550	Merquat 550	23.8149
CHEMMETHNIC	METHYL NICOTONATE	6.20
ChemMethylparaben	Methylparaben	39.21152
ChemMFAComp	MFA COMPLEX	18.20
ChemMicrodermBulk	MIcrodermabrasion Bulk	0.00
ChemMIcroWAx	Micro Wax	20.00
ChemMiraCareBT	Miracare BT	327.45
ChemMonaquatISIES	Monaquat ISIES	24.20
ChemMSM	Dimethyl Sulfone/MSM	36.71654
ChemNA2Veg	Hydrolyzed Vegetable Protein	0.00
ChemNALS-30	NALS-30 (Oramix / Vanseal)	440.00
CHemNatrosol250HHR	l Hydroxyethcellulose 250HHR	91.60
ChemNeemExtract	Neem Extract GL	11.00
ChemNeoheliopan	Neoheliopan Hydro EUSOLEX 232	32.00
ChemNeoHelipanAV	Neo Helipan AV	0.00
ChemNeolone950	Neolone 950	0.00
CHEMNIACIN	NIACIN POWDER USP	8.565
CHEMOILMEADOW	MEADOWFOAMSEED OIL	35.15206
chemoilolive	Olive Oil	182.30
CHEMOILSOY	SOYBEAN OIL PAIL SIZE	33.00
ChemOliveM300	Olive M 300	0.00
ChemOlivem 700	Olivem 700	44.00
ChemOliveShells	Olive Shells	28.00
CHEMOMC	Octylmethoxy Cinnamate	301.31502
ChemOrangePeelExtract	Orange Peel Extract	0.00
ChemOSS	OSS	30.00
ChemOxypeptide	OXYPEPTIDE	23.40
ChemPeg8	Peg 8	0.00
ChemPEG40	PEG 40 Castor Oil	35.80
CHEMPEG7GLYCO	PEG 7 GLYCERYL COCOATE	448.00
ChemPentavitin	Pentavitin	15.20
ChemPentcareHP	Pentacare HP	1.20
CHEMPENTYGLY	Pentylene Glycol (Hydrolite 5)	94.98508
ChemPeppermintOIl	PEPPERMINT OIL	5.00
CHEMPERM101A	Permethyl 101A	108.60
ChemPermetyl99A	Permethyl 99A	0.80
ChemPGDD	PGDD	122.00
ChemPhenonip	Phenonip	30.93468
ChemPhenoxyrthanol	Phenoxyrthanol	10.00
ChemPineConeExtract	Pine Cone Extract	0.00
ChemPistachioNutOil	Pistacho Nut Oil	40.60
ChemPlantaponLGC	Plantapon LGC	80.00
ChemPlantaren1300	Plantaren 1300	461.20
ChemPlantaren2000	Plantaren 2000N	210.70

Schedule 3-13

CHEMPLURAL64	PLARACARE L64( POLOXAMER 184)	0.00
CHEMPOLY-20	POLYSORBATE - 20 PAIL SIZE	370.66
CHEMPOLY60	POLYSORBATE 60 PAIL SIZE	0.00
CHEMPOLY80	POLYSORBATE 80 PAIL SIZE	0.00
ChemPolyBeadsWhite	Polyethylene Beads / White	17.00
CHEMPOLYGLYCOLP425	Polyglycol P425	39.62505
CHEMPOLYSAL450SA	POLY PORE SALICILIC ACID	20.27
ChemPolyporeRetinol	Poly-Pore 120RE (Retinol)	0.00
ChemPomagranateExtract	Pomegranate Extract	0.00
CHEMPOTPHOSANH	POTASSIIUM PHOSPHATE ANHYDROUS	0.00
CHEMPOTPHOSTRI	POTASSIUM PHOSPHATE TRIHYDRATE	0.00
ChemPottasiumPhosphate	Potassium Phosphate	235.00
ChemPronleanSport	Pronlean Sport	10.74
ChemPropyleneGlycol	Propylene Glycol	689.00
ChemPropylparaben	Propyylparaben	50.99443
ChemProtachemSMP	Protachem SMP	122.00
ChemProtomate6000DS	Protomate 6000DS	179.3487
ChemPsuedoCollogenRL18	Pseudocollagen RL18	29.51351
CHEMPVP90	PVP K-90	70.00
ChemQuickPearl2	Quick Pearl 2	372.00
ChemQusomes	Qusomes	20.00
CHEMRELIVBLEND	RELIV EXTRACT BLEND	0.00
ChemRhassoulClay	Rhassoul Clay	18.35472
ChemRiceBranOil	Rice Bran Oil	0.00
ChemRitaPro300	RitaPro 300	20.5681
CHEMRONASPHERELDP	Ronaspheres LDP	3.6162
ChemRosemaryExtract	Rosemary Extract GL	13.80
ChemSageExtract	Sage Extract	0.00
ChemSafflowerOil	Safflower Oil	0.00
chemsaliacid	salicylic acid	4.92054
ChemSAP	Sodium Ascorbyl Phosphate	0.00
ChemSchercemolOHS	Schercemol OHS	81.90518
ChemSD40Alcohol	SD 40 Alcohol	681.54
ChemSeamollient	Seamollient	133.30
CHemSepigel305	Sepigel 305	26.12141
ChemSepigel501	Sepigel 501	0.00
ChemSesameOil	Sesame Seed Oil	307.60
ChemSheaButter	Shea Butter	25.00
ChemSiliwax WD-IS	Silwax WD-IS	0.00
ChemSimugelA	Simugel A	65.10
ChemSkinFloMWG	SkinFlo MWG	6.375
ChemSkinFlux	Skin Flux	3.22436
CHEMSNAP8	SNAP-8	4.20
CHEMSODCHLOR	SODIUM CHLORIDE SALT	0.00
CHEMSODHYAL1%	Sodium Hyaluronate 1%	29.02
Chemsodhydrox50%	Sodium Hydroxide Solution 50%	654.14912
ChemSodiumBicarbonate	Sodium Bicarbonate	0.00

Schedule 3-14

ChemSodiumHydroxLiquid	Sodium Hydroxide Liquid	350.00
Chemsodiumlaurlsulfate	Sodium Lauryl Sulfate	0.04
chemsodlauramphoace	sodium lauroamphoacetate (mackum hpl-28	450.00
CHEMSODIUMPCA	Sodium PCA	22.10
ChemSoftisan378	Softisan 378	149.00
ChemSoluvegEN35	Soluveg EN 35	33.00
ChemSoyMilkPowder	Soy Milk Powder	31.00
ChemSoyProtein	Soy Protein	0.00
ChemSqualene	Squalene	3.35
CHEMSTABQM	STABILEZE QM	68.20
ChemStandamidSD	Standamid SD	327.05964
CHEMSTEARETH20	Steareth-20 PAIL SIZE	34.30
ChemStearicAcidTP	Stearic Acid TP	245.00
ChemStearylAlcohol	Stearyl Alcohol	22.59176
CHEMSTEKCHLO	STEARALKONIUM CHLORIDE	33.40
ChemSterolRepairComplex	Sterol Repair Complex	0.00
ChemStructure3001NatStarch	Structure 3001 Nat Stratch	681.99255
ChemSodiumLaurethSulfate	Sodium Laureth Sulfate	125.143
ChemSubtilsin	Subtilsin	0.00
ChemSunflowerButter	Sunflower Butter	3.40
ChemSuproTeinV	Supro Tein V	61.00
ChemSuttocideA	SuttocideA	0.00
ChemSweetOrange	SWEET ORANGE OIL	12.60
ChemSwtAlmdOil	Sweet Almond oil	93.29
CHEMSYN-AKE	SYNAKE	2.78
ChemTangerineOIl	Tangerine Oil	3.95954
ChemTapiocaPure	Tapioca Pure	68.00
ChemTartaricAcid	Tartaric Acid	0.00
ChemTauronolI78	Tauronol I-78	187.00
ChemTeaMixture	Tea Mixture	0.00
Chemtegocare450	TegoCare 450	70.96
ChemThymeExtract	Thyme Extract	0.00
ChemTimicaXLSilverSpark	Timica XL Silver Sparkle 110s	0.00
ChemTimironMP149	Timiron MP-149	1.60
ChemTioveil AQ-G	Tioveil Aq-G (Titanium Dioxide)	2.07059
ChemTitaniumDioxide	Titanium Dioxide	49.60
ChemTospearl120A	Tospearl 120A	0.00
CHemTriethanolmine	Triethanolamine 99%	503.85477
ChemTritonX100	Triton X100	398.60
ChemUltrasilDW-18	Ultrasil DW-18	121.60
ChemUltrez10	Ultrez 10	29.70
ChemUrea	Urea	0.01764
ChemVamasoft	Vamasoft	0.00
ChemVanillaMusk	Vanilla Musk	23.69546
ChemVassa7MineralOIl	Vassa-7 Mineral Oil	139.60
ChemVeeGumUltra	Vee Gum Ultra	77.35283
ChemVegetableTensor	Vegetable Tensor	5.90

Schedule 3-15

CHEMVERSAGELM750	VERSAGEL M 750	295.40
ChemVit E/Toc Ace	Vitamin E	0.95956
ChemVitAPalmitate/1.7mIU/g	Vit A Palmitate/1.7mIU/g	33.34
ChemWalnutOil	Walnut Oil	38.00
ChemWalnutShlFlour	Wlanut Shell Flour 35/60	13.31238
ChemWheatGermOil	Wheat Germ Oil	0.00
ChemWheatStarch	Wheat Starch	17.00
ChemWhiteClay	White Clay	43.0723
ChemWhiteTeaextract	White Tea Extract	0.00
ChemXanthumGum	Xanthan Gum Keltrol	32.01768
CHEMXYLITOL	XYLITOL	0.00
ChemYarrowExtract	Yarrow Extract	7.74905
ChemZincidone	Zincidone	0.00
ChemZincOxide	Zinc Oxide	232.17
CINSERT016	T Inserts With Hole	9,205.00
CINSERT095	Flute Insert	7,880.00
CJAR002	2oz Glass Jar	0.00
CJAR029	L16oz 89mm RSPP Natural Jar	136.00
CJAR030	L16oz 89mm RSPP White Jar	128.00
CJAR048	Straight Jar 1/53	1,680.00
CJAR053	Straight Jar 2/58	0.00
CJAR104	Reverage Frosted Jar	13,846.00
CJAR120	White Beveled Jars 58mm 2oz	8,634.00
CJAR185	Hydron by Braun Clear Jars	10,697.00
CLABEL015	Facial Moisturizer Label white label	2,000.00
CLABEL019	Botanical Volumizing Shampoo Label 8oz	6,444.00
CLID019	White Smooth Lid 58/400	12,726.00
CLID050	Beveled Lid 53/400	1,430.00
CLID051	Dome Lid 58/400	0.00
CLID052	Domedd Lid 53/400	2,015.00
CLID117	Reliv Lids 11/2”	6,737.00
CLINER152	HT Liner 002	2,150.00
CMSC067	Pumice Stones Arizona	62.00
CoverJ61	J61 Cover	2,454.00
CPUMP009	DC2215 White Dispensing Pumps	2,278.00
CPUMP028	SH3.5CC89C W Dispensing Pump 89/400	290.00
CPUMP043	SeaQuest Perfect Black Labels	27,892.00
CPUMP135	Hydronamins Vitamin Day Creme Gold Lotion Pump 2oz	25,636.00
CSPA175	HTSPA001	5,927.00
CTUBE110	Hydron Moist Balance Tubes .75oz	5,118.00
CTUBE144	Hydron 5min Revitalizing Tubes 3.6oz	909.00
Customer Owned Raw Materials	Customer Owned Raw Materials	0.00
D01A15 CPGD	Aluminum cap gold 15ml jar	0.00
D01A15 JRGD	15ml aluminum gold jar/white glass inner	765.00
D01A50 CPGD	aluminum gold cap 50ml jar	0.00
D01A50 JRGD	50ml aluminum jar gold/glass inner white	968.00
DrammisEyeBulk	DRammis Eye Bulk	22.00

Schedule 3-16

DrammisFaceBulk	Drammis Face Bulk	11.00
DrammisLipPlumperBulk	Drammis Lip Plumper Bulk	24.00
GOLD RINGS	GOLD METALLIZED RINGS Pearce	790.00
H20	WATER	476,203.36446
HB104-1Bulk	Bulk All over Moisturizer	0.00
InsertRel1540	Small Flute Insert Reliv 1540	15,764.00
Jar.5FrostedJarArrow	.5 oz Frosted Jar Arrowpak	1,212.00
Jar1/2ozBarlanFrostedJar	1/2oz Barlan Frosted Jars	17,771.00
JAR2OZBLUEH3P	2OZ BLUE JAR/H3P	0.00
JarH3PEye Cream	Jars H3P Eye Cream	485.00
JARPETFR50-GOLD	PET 50 ml Frosted Jar (with JPR53/400 Prairie Shiny Gold Metal Cap)	670.00
JarsRevAge2oz	50ml frosted PETG jar	6,006.00
Jat1/53BeveledJarsWhite	White 1/53 Beveled Jars	540.00
JY00001	Hydron Polymer Type N	5,630.00
Lb2.2HydronBotanDetCond	Label 2.2oz Hydron Botanical Detangling Conditioner	1,400.00
Lb8ozlHydronGoldMicroderm	Label 8oz Hydron Microdermabrasion	3,000.00
LBL3/4INSECSEAL	3/4 IN CLEAR SECURITY SEAL	25,000.00
Lbl.5ozGldActHydFacPeel	Label Hydron Gold Active Hydroxy facial Peel	900.00
Lbl.5ozHydGldWrkRd/Instfrm	Label .5oz Gold Wrinkle Reducing w/Instafirm	5,211.00
Lbl.5ozHydLine SmthCircle	Label .5oz Hydron Line Smoothing Complex Circle	2,277.00
Lbl.5ozHydronLine smoothComplex	Label .5 oz Hydron Line Smooth Complex	3,277.00
Lbl1.7ozGoldBoPep	Label 1.7oz Gold Bopeptide	597.00
Lbl1.7ozHydGldTintMoist	Label 1.7 oz Gold Tonted Moisturizer	900.00
Lbl1.9ozHydronaminsDaycrm	Label 1.9oz Hydronamins Day Cream	3,241.00
Lbl1ozHydronaminsantifirmingtpy	Lable 1oz Hydronamins anti firming therapy	100.00
Lbl2.2HydronBitanShamp	Label 2.2oz Hydron Botanical Shampoo	900.00
Lbl2ozcrclNightCream	Label 2oz Night Cream Bottom Circle	1,013.00
Lbl2ozDeepHl&HdCrm	Label Hydron Deep Heal & Hand Cream	1,200.00
Lbl2ozHydGldMicroDeepTreat	Label 2oz Gold Microderm Deep Treatment	878.00
Lbl2ozHydronBitanToner	Label 2oz Hydron Botanical Toner	3,800.00
Lbl2ozHydronGldMicroderm	Label 2oz Gold Microdermabrasion	3,222.00
Lbl2ozHydronGoldNightCrm	Label 2oz Hydron Gold Night Cream	778.00
LBL4ozMenthIceCollRlf120gr	Label Menthol Ice Cooling Relief 4oz/120gr	1,162.00
LBL5136D	Labels Revers Age reliv daily skin defense 1.9oz	11,477.00
LBL5491D	Label Hydron Fragile Eye Moisturizer .5ozCIRCLE	6,993.00
LBL5491E	LABEL TINTED MOISTURIZER 1.9oz(no spf)	9,304.00
LBL5491F-B	LABEL BLUSH BEIGE CIRCLE/BOTTOM	4,663.00
LBL5491F-BR	LABEL BARELY BRONZE CIRCLE/BOTTOM	5,000.00
LBL5491F-P	LABEL FAIR PEACH/CIRCLE BOTTOM	4,385.00
LBL5491N	BOTTOM LABEL CIRCLE HYDRONAMINS NIGHT	8,637.00
LBL5555E	HYDRON BOTANICAL TONER 2OZ	4,500.00
LBL6254A	Labels Hydronamins Vitamin Therapy Night Cream	3,635.00
LBL6254D	Labels Hydronamins Vitamin Therapy Eye Cream	5,000.00
LBL6254E	4oz Microderm cleanser	1,000.00
LBL6254F	Label Gold Series MicroDermabrasion Face Cleaner 6oz/180 ml	2,500.00
LBL6254G	Labels Botanical Detangling Conditioner 8oz	5,220.00

Schedule 3-17

LBL6254H	Label Botanical Toner 6oz/180ml Step 2	1,353.00
LBL6254I	Label Gentle Cleansing Cream 6oz/165g	1,278.00
LBL6254K	Label Daily Facial Moisturizer 1.9oz/56ml step 4 am	2,724.00
Lbl6254L	Label Hydron Fragile Eye MoistirizerSIDE	4,222.00
Lbl6254M	Label 8oz Microderm Cleanser Clr/Gold	3,200.00
Lbl6254N	Label Hydrating Shave Cream 4oz/120ml	2,478.00
Lbl6254O	Label After Shave Nourishing Balm 2.6oz/80ml	2,500.00
LBL6254U	MICRODERM FACIAL W/INGRED	5,900.00
LBL6254V	H3P VITAL SAMPLE	3,100.00
LBL6254W	H3P EYE SAMPLE	3,100.00
Lbl8ozHydrAllOvrMoist	Label Hydron All over Moisturizer	18,794.00
Lbl8ozHydronaminGtlClnCrm	Label 8 oz Hydronamins Gentle Cleansing Cream	2,000.00
Lbl8ozHydronBotanBath&Shwr	Label 8oz Hydron Botanical Bath&Shower	4,614.00
LBLAOMSIDE1	AOM 8OZ BTL SIDE 1 LABEL	0.00
LBLAOMSIDE2	LABEL AOM BTL SIDE 2	88.00
LBLBODYMISTB	BOTANICAL BODY MIST BACK	4,750.00
LBLBODYMISTFR	BOTANICAL BODY MIST FRONT	4,754.00
LblBoPeptideBack	BoPeptide Serum Back Label 1” Circle	11,000.00
LblBoPeptideTop	BoPeptide Serum Top label 1” Circle	4,500.00
LBLC/R1.0RETINOL	label C/R 1.0 Retinol serum 1 ounce airless	0.00
LBLC/RBRIGHTENING	label C/R brightening serum 1 ounce airless	0.00
LBLC/RLIPID	label C/R Lipid Replenishing 2ounce jar	0.00
LBLCIRLGH3P	1.25” CIRCLE BOTTOM H3P	4,306.00
LBLCIRSMH3P	1”CIRCLE LABEL BOTTOM H3P	3,004.00
LblGentleeyemakeuplabel	Gentle Eye Makeup Label	1,315.00
LBLHEART	RED HEART-OUR GIFT TO YOU	19,000.00
LblHydromaminBopep1oz	Label Hydronamins Bo peptide 1 oz label	400.00
LblHydron1ozTriActcircle	Label 1oz Tri Activating Circle	3,672.00
LblHydronaminAdvBdyCrm	Hydronamins advanced Body Cream Label	1,000.00
LblHydronGntlPatarndEye	Label Hydron Gently Pat around the eye	9,236.00
LblHydronGrdnMlnBodyWash	Label 2oz Garden Melon Body Wash	1,200.00
LblHydrTriActSkinCLr	LAbel Hydron Tri Activating Skin Clarifier 1 oz	500.00
LBLLEDBTLSERUM	LABEL LED SERUM BOTTLE	3,000.00
LBLLEDH	LABEL LED H (SWITCH)	2,747.00
LBLLEDINFO	LABEL LED HYDRON INFO	2,747.00
LBLLEDL	LABEL LED L (SWITCH)	2,747.00
LBLLEDTHERAPY	LABEL LED LIGHT THERAPY	2,747.00
LBLMENBODY	label men’s body wash	4,795.00
LBLORGBTLBACK	label organics back bottle all frag	8,500.00
LBLORGBTLCIT	label organics front citrus bottle	2,500.00
LBLORGBTLGAR	label organics front gardenia bottle	2,700.00
LBLORGBTLHAZ	label organics front hazelnut bottle	2,400.00
LBLORGJARCIT	label organics jar citrus watermelon	2,700.00
LBLORGJARGAR	label organics jar gardenia	2,600.00
LBLORGJARHAZ	label organics jar hazelnut	2,500.00
LBLPROCOLLAGENSIDE	HYDRONOLOGY PRO-COLLSIDE	0.00
LBLPROCOLLCIRCLE	HYDRONOLOGY PRO-COLL CIRCLE	0.00

Schedule 3-18

LBLPSSAMPVITREC	LABEL-SAMPLE PRO VITAL RECOVERY	0.00
LBLPUFFYEYE	LABEL FULL SIZE AM PUFFY EYE	4,861.00
LblReliv5730M	Label Reverse Age Reliv Balanced Cleansing Gel 3.7oz	11,373.00
LBLRelivEyeCreamBottomLabel	Reliv Eye Cream Bottom Circle Label	3,300.00
LBLRelivNightBottomCircle	Reliv Night Cream Bottom Circle Label	24,809.00
LblRelivSm&LiftLabel	ReversAge Smooth & Lift Serum Label	6,796.00
LBLSAMBRIGHTH3P	H3P SAMPLE BRIGHTENING	0.00
LBLSAMGLUCOH3P	H3P SAMPLE GLUCOSAMINE	0.00
LBLSAMPMENTHBA	LABEL MENTHOL ICE SAMPLES BACK	3,286.00
LBLSAMPMENTHFR	LABEL MENTHOL ICE SAMPLE FRONT	3,296.00
LBLSAMPSHAVEBA	LABEL- SHAVE CREAM-BACK	4,600.00
LBLSAMPSHAVEFR	SAMPLE MEN’S SHAVE CREAM-FRONT	4,600.00
LBLSAMPUFFYEYE	SAMPLE SIZE PUFFY EYE	0.00
LBLSIDELIPPLUMP	HYDRONOLOGY SIDE LIP PLUMPER	0.00
lbltriact.5oz	TriAct .5oz travel-label	3,891.00
Lid48/400DomeWhite	Lid 48/400 Dome White	1,750.00
LID58/400GOLD	GOLD LID 58/400	0.00
MACK	MACK CONDITIONER	225.00
PouchVPD-02	Pouch Velvet Royal 2”x3”	0.00
Proelement	Proelement CU	2.20
Pump1ozGlassRound	Pump 1oz Glass Round Pump	26,400.00
PUMP24/410	WHITE LOTION PUMP 24/410	8,495.00
Pump24/410Silver	24/410 Silver Collar Pumps	0.00
PumpAB65/45/P for AB65/40	Pump for BtlProSeriesAB65/40-price incl w bottle	2,748.00
PumpAB65/80P fo AB65/80	Pump for AB 65/80 price included in bottle	1,569.00
PumpBlackRibbed	Pump 24-410 Black Ribbed with a 7.5 in dip tube	757.00
PUMPHYD50ML	20/410 AIRLESS LOTION PUMP FOR AIRLESS BOTTLES	0.00
PumpLotionPumpGoldCll	18/415NK Lotion Pump With Gold Collarand Dust Cover	0.00
PUMPRELIV50ML	PUMP SILVER FOR RELIV AIRLESS BOTTLE	0.00
PumpWhitePumpCustom	White Pumps from Custom Settlement	35,200.00
PVC		0.00
REGEN243	Olive 300	49.60
ChemLecithin	Lecithin	0.00
ROGEN209	Oil Tangerine California	15.70
RRGEN221	TR 1	8.00
RSGEN029	Mackernium SDC-85	70.00
RSGEN074	JEETERIC JS	42.00
ChemJeemate 6000-DS	JEEMATE 6000-DS	233.80
RSGEN076	Jeemide HCA-RC	399.00
RSGEN126	Proteric JS	228.00
RSGEN169	Mackanate LO	32.00
RSGEN170	Ritox 59	31.00
RSGEN200	Antil 127	176.00
RSGEN205	Planteran APB	166.40
RSGEN206	Cosmedia SP	43.60
SilkScreen1.0RetSerum	Silk Screen 1.0 Retinol Serum	299.00
SilkScreenH3P.5RetSerum	.5 Silk Screen Retinol Serum	1,595.00

Schedule 3-19

SilkScreenH3PBenPerSOl	Silk Screen Benzyl Peroxide Solution	750.00
SilkScreenH3PCoalTar	Coal Tar Silk Screeen	742.00
SilkScreenH3PDailyMoist	Daily Moisturizer Silk Screen	36.00
SILKSCREENH3PJ	SILK SCREENING H3P JARS	416.00
SILKSCREENH3PJEye Cream	Eye Cream Silk Screen	245.00
SilkScreenH3PPorDefGlu	Pore Defining Glusomine Silk Screen	0.00
SilkScreenH3PPurRadBri	Pure Radiance Brightening Silk Screen	0.00
SILKSCREENMICROTUBE	silk screening micro tube 2.25oz	419.00
SilkScreenReverage	Silk Screening Bottles Reverage	11,000.00
SILVER RINGS	Silver Rings	645.00
SprayWhiterib7.75	Sprayer 24-410 White Ribbed 7.75 dip tube	573.00
TRAY30DAY	TRAY FOR 30 DAY KIT-BLUE	5,598.00
TUBE1OZ-WHITE	1 OZ TUBE	0.00
TUBE1.5ozdeco	BROOKSTONE 1.5 OZ. DECORATED	4,947.00
TUBE3mldeco	BROOKSTONE 3 ML TUBE DECORATED	52,840.00
TUBE5ozdeco	BROOKSTONE 5 OZ. DECORATED	18,544.00
TubeAllOverMoist	Hydron All Over Moisturizer Tube 2.25oz	0.00
TubeFragileEye.25Tube	.25oz Fragile Eye Tube	0.00
TubeReliv1555	Tube Reliv 1555 Total Body Renewal	5,575.00
XXJ5	INSERT DAY/NIGHTEYE	3,123.00
		1,785,681.93145

Schedule 3-20

SCHEDULE 4

HYDRON INTELLECTUAL PROPERTY

All non patented lab experiments, product formulations, chemical or complex formulations, clinical testing, unique processes, trade names, domain names, software customization and designs, including, but not limited to the items listed herein Schedule 4. Furthermore, it is the intention of Hydron to contribute all Intellectual Property contained in Sections 8(a), (b) and (c) of the Assignment and Assumption Agreement.

Domain Names

AdvantaChem.com

AminoCell.com

BodyOfYouth.com

Botanicell.com

ClinicalResults.com

ClinicalResults.net

Clubhydron.com

ClubHydronNews.com

EvaporatingEmulsifier.net

EvaporatingEmulsifier.com

FirmaCell.com

HydronMENS.com

Hydronamins.com

HydronDirect.com

HydronFreeOffer.com

Hydronology.com

HydronOrganics.com

HydronPolymer.com

HydronPrinting.com

HydronRx.com

HydronSkinCare.com

HydronTechnologies.com

HydronTrialOffer.com

InhibiCell.com

Insta-firm.com

Insta-Perfect.com

MoistureLock.com

OxyPeptide.com

RenewaCell.com

Self-Adjusting.com

SelfAdjustingSkinCare.com

Spaology.net

Schedule 4-1

StriPeptide.com

StriPerfect.com

UltraFade.com

Tradenames (not-registered)

Amino-Cell

AminoCell

Clinical Results

InstaFirm

Insta-Firm

Moisture Lock

OxyPeptide

Regener-8

Ultra-Fade

Trademarks (dead and alive) registered in the name of Hydron Technologies, Dento-Med or Clinical Results:

Serial Number	Reg. Number	Word Mark	Live/Dead
78614349		INSTAFIRM	DEAD
78089610	2799139	SPAOLOGY	LIVE
78089603	2856700	BODY OF YOUTH	LIVE
78089597		REGENER-8	DEAD
78089588	2811665	BOTANICELL	LIVE
78089586		MICRO-MATRIX	DEAD
76132091	2487465	INHIBICELL	LIVE
74365918	1813363	COMFORDENT	LIVE
74312900	1844998	THE SECRET OF SKIN FITNESS	DEAD
74093333		ULTRADENT	DEAD
74093332		COMFORDENT	DEAD
74088688		COMFORDENT	DEAD
74088684		ULTRADENT	DEAD
73820144	1593786	NU-FOUND	DEAD
73820143	1589640	NU-FOUND	DEAD
73507068	1403657	DENTO-MED	DEAD
73498140		TITE-TEETH	DEAD
73425532	1289777	SOLARCRYL	DEAD
72426602	974070	HYDROCRYL	DEAD
76383099		SHOCKFREE	DEAD
76367435		MICRO 2	DEAD
76272118	2722258	FUTURITY	LIVE
76215349	2725229	REFOLIATE	LIVE

Schedule 4-2

76132091	2487465	INHIBICELL	LIVE
75681356		PHYSICIAN’S CHOICE	DEAD
75602491		VITA BOTANICAL	DEAD
75383025	2251981	HYDRONAMINS	LIVE
75273296		LIFESTYLE SERIES COMPREHENSIVE WOMEN’S FORMULA	DEAD
75273295		LIFESTYLE SERIES COMPREHENSIVE MEN’S FORMULA	DEAD
75273294		LIFESTYLE SERIES IMMUNE FUNCTION FORMULA	DEAD
75273293		LIFESTYLE SERIES MOBILITY FORMULA	DEAD
75273292		LIFESTYLE SERIES CARDIOVASCULAR FORMULA	DEAD
75273291		LIFESTYLE SERIES WEIGHT MANAGEMENT FORMULA	DEAD
75273290		LIFESTYLE SERIES ENERGY FORMULA	DEAD
75273289		LIFESTYLE SERIES IRON FORMULA	DEAD
75270515	2163744	THE SECRET OF SKIN FITNESS	DEAD
75233951	2191865	THE SECRET OF SKIN FITNESS	DEAD
75181118		HYDROLON	DEAD
75133577		BABY HYDRON	DEAD
74617867	2270899	HYDRON MAKES THE DIFFERENCE	DEAD
74617866		BEST DEFENSE	DEAD
74585752	2051216	HYDRONIZE	DEAD

Schedule 4-3

74585751	2032681	HYDRONIZE YOUR HAIR	DEAD
74540286		BABY HYDRON	DEAD
74539960		BEST DEFENSE BY HYDRON	DEAD
74539934		BEST DEFENSE UNDER THE SUN	DEAD
74365918	1813363	COMFORDENT	LIVE
74167245	1695667	ALTAFLOC	DEAD
71379041	341117	HYDRONIZE	DEAD

Schedule 4-4

SCHEDULE 5

HYDRON ACCOUNTS RECEIVABLE

	Payor	Amount

1.	Adsouth, Inc.	$14,491.15
2.	Ash Arcona	699.85
3.	Brookstone	90,802.92
4.	Club Hydron Amex	36.90
5.	Club Hydron Discover	129.10
6.	Club Hydron MC/Visa	696.17
7.	Dr Buckley	71.35
8.	Dr Krikhely	58.95
9.	Goodier	475.00
10.	Healthy Directions	4,050.00
11.	Hydron.com Amex	123.47
12.	Hydron.com Discover	42.20
13.	Hydron.com MC/Visa	746.64
14.	S Solutions	1,516.00
15.	Synergetic Media	2,250.00
16.	TriState Denture	115.95
17.	Transdermal Technologies	12,000.00

Schedule 5-1

SCHEDULE 6

HYDRON OTHER ASSETS

OTHER ASSETS

1.        All Tangible Personal Property, including all computers, servers, furniture and office supplies as set forth below:

Purchase Date	Purchase Description	Account
04/01/1997	Fax Machine	16000 • Furniture & Fixtures
04/01/1997	File Cabinets 2 dwr (2)	16000 • Furniture & Fixtures
04/01/1997	Full Size Refridgerator	16000 • Furniture & Fixtures
07/01/2005	GE Refridgerator	16000 • Furniture & Fixtures
03/01/1996	Guest Chair	16000 • Furniture & Fixtures
04/01/1997	Ibico Binding Machine	16000 • Furniture & Fixtures
04/01/1997	Lab Work Station	16000 • Furniture & Fixtures
04/01/1997	Marble Table	16000 • Furniture & Fixtures
11/30/1995	Metal Cabinet 5 drwr (2)	16000 • Furniture & Fixtures
04/01/1997	Metal Desk (2)	16000 • Furniture & Fixtures
04/01/1997	Metal File Cabinets (8)	16000 • Furniture & Fixtures
04/01/1997	Metal File Cabinets 3 drwr (1)	16000 • Furniture & Fixtures
05/27/1997	Metal File Cabinets 4 dwr (4)	16000 • Furniture & Fixtures
12/14/2007	Metal Work Tables (3)	16000 • Furniture & Fixtures
04/01/1997	Microwave	16000 • Furniture & Fixtures
04/01/1997	misc furn & fixtures	16000 • Furniture & Fixtures
09/06/2001	Office Partitions	16000 • Furniture & Fixtures
11/04/2005	Pallet Racks 11/4/05	16000 • Furniture & Fixtures
04/01/1997	Paper Gullotine	16000 • Furniture & Fixtures
04/25/1997	Plastic Shelving Units	16000 • Furniture & Fixtures
04/01/1997	Rolling Chairs (8)	16000 • Furniture & Fixtures
04/01/1997	Small Fan (2)	16000 • Furniture & Fixtures
04/01/1997	Time Clock	16000 • Furniture & Fixtures
04/01/1997	Toaster Oven	16000 • Furniture & Fixtures
04/01/1997	Tower Fan	16000 • Furniture & Fixtures
04/01/1997	Wall Clocks (4)	16000 • Furniture & Fixtures
04/01/1997	Wheeled Table	16000 • Furniture & Fixtures
04/01/1997	Wood Credenza	16000 • Furniture & Fixtures
04/01/1997	Wood Flie Cabinet 2 drwr	16000 • Furniture & Fixtures
04/01/1997	Wood Shelf	16000 • Furniture & Fixtures
04/01/1997	Wood Shelf Unit	16000 • Furniture & Fixtures
04/01/1997	Wooden Desks (6)	16000 • Furniture & Fixtures
04/01/1997	Wooden Lockers (8)	16000 • Furniture & Fixtures
04/01/1997	Work Chairs (10)	16000 • Furniture & Fixtures
04/01/1997	Work Table (Shipping)	16000 • Furniture & Fixtures
05/24/2007	Xerox C2424 Multifunction Color Printer	16000 • Furniture & Fixtures
11/03/2005	AMW Monitor	16400 • Data Processing Equipment
07/01/2005	APC Back Up PS Battery (3)	16400 • Data Processing Equipment

Schedule 6-1

12/31/2004	Canon Calculator MP25D	16400 • Data Processing Equipment
12/31/2004	Compac Presario SR 5518 F	16400 • Data Processing Equipment
12/31/2004	Compaq Presario HD	16400 • Data Processing Equipment
08/25/2008	Compaq SR5501	16400 • Data Processing Equipment
11/03/2005	Dell Hard Drives (3)	16400 • Data Processing Equipment
09/14/2005	Dell Monitor	16400 • Data Processing Equipment
02/10/2003	Dell Network Server	16400 • Data Processing Equipment
07/11/2006	Dell Printer	16400 • Data Processing Equipment
02/06/2003	Dynamics Server	16400 • Data Processing Equipment
09/14/2005	E Machine Hard Drive	16400 • Data Processing Equipment
12/31/2004	E Machine Monitor	16400 • Data Processing Equipment
11/03/2005	Gateway HD	16400 • Data Processing Equipment
12/31/2004	Hann-G Monitor	16400 • Data Processing Equipment
09/05/2005	HP 6220B Computer	16400 • Data Processing Equipment
11/03/2005	HP 665 Monitor	16400 • Data Processing Equipment
11/03/2005	HP Hard Drives (2)	16400 • Data Processing Equipment
10/08/1995	HP Laserjet 4 ( the old veteran)	16400 • Data Processing Equipment
07/01/2008	HP Pavillion Hard Drive 6830	16400 • Data Processing Equipment
04/21/2008	Laptop	16400 • Data Processing Equipment
08/28/2008	Laptop NTBK EX4420	16400 • Data Processing Equipment
12/31/2004	Lenovo Monitor	16400 • Data Processing Equipment
12/31/2004	Mag Inovision Monitor	16400 • Data Processing Equipment
12/31/2004	misc data processing equip	16400 • Data Processing Equipment
09/29/2008	MOnitors from Office Depot (3)	16400 • Data Processing Equipment
10/15/1995	Network Card	16400 • Data Processing Equipment
09/14/2005	Norcent Monitor	16400 • Data Processing Equipment
08/15/2008	PC Screen	16400 • Data Processing Equipment
11/03/2005	Pelouze Mail Weighing Scale	16400 • Data Processing Equipment
09/24/2008	Telephone System	16400 • Data Processing Equipment
09/14/2005	View Sonic Monitor	16400 • Data Processing Equipment
09/14/2005	Zebra Thermal Printer	16400 • Data Processing Equipment
09/01/2006	Multisoft Software	16700 • Software
08/17/2006	Quickbooks	16700 • Software
08/17/2006	Software	16700 • Software

Schedule 6-2

MANUFACTURING & LABORATOREY EQUIPMENT

Purchase Date	Purchase Description	Account

09/02/2008	10 gallon mixing tank	16200 • R & D Equipment
12/31/2004	100 gallon Tanks (2)	16200 • R & D Equipment
12/31/2004	100 Gallon Tank-Wheeled	16200 • R & D Equipment
07/31/2006	30 Gal Holding Tanks (3)	16200 • R & D Equipment
12/31/2004	30 Gallon Mixing Tank	16200 • R & D Equipment
12/31/2004	350 Gallon MixingTank	16200 • R & D Equipment
06/26/2007	4 Ft Aluminum Table	16200 • R & D Equipment
06/26/2007	500 Gallon Holding Tank	16200 • R & D Equipment
06/26/2007	500 gallon Holding Tank	16200 • R & D Equipment
07/21/2008	500 gallon stainless steel tank	16200 • R & D Equipment
08/04/2008	500 Gallon tank	16200 • R & D Equipment
12/31/2004	55 Gallon Tanks (4)	16200 • R & D Equipment
06/26/2007	Accumulating Table	16200 • R & D Equipment
06/24/2008	Advantage Air Cooled Chiller	16200 • R & D Equipment
07/01/2005	C Filling Machine	16200 • R & D Equipment
06/26/2007	Conveyor	16200 • R & D Equipment
12/31/2004	Conveyor (2)	16200 • R & D Equipment
06/26/2007	Crown Forklift	16200 • R & D Equipment
06/26/2007	Domino Code box 2	16200 • R & D Equipment
08/05/2008	Domino Code Box 3 Ink Coder	16200 • R & D Equipment
06/26/2007	Double Lab Sink SS	16200 • R & D Equipment
09/11/2008	Filler	16200 • R & D Equipment
07/21/2008	Filler	16200 • R & D Equipment
06/26/2007	Gifford Wood Bottle Feeder	16200 • R & D Equipment
12/31/2004	Hand Jacks (2)	16200 • R & D Equipment
08/04/2008	head filler	16200 • R & D Equipment
06/26/2007	Hobart Kettle 60 Gal w Mixer	16200 • R & D Equipment
10/31/2005	Homogenizer and Motor	16200 • R & D Equipment
10/31/2005	Hot Plates/Stirrer (2)	16200 • R & D Equipment
11/03/2005	Hot Stamp Machine	16200 • R & D Equipment
12/31/2004	Hyster Forklift	16200 • R & D Equipment
07/01/2005	Incubator Bockel Model 13300	16200 • R & D Equipment
10/31/2005	Label Machine	16200 • R & D Equipment
08/04/2008	Labeling Machine	16200 • R & D Equipment
07/21/2008	labeling machine and coder	16200 • R & D Equipment
12/31/2004	Large Heat Tunnel	16200 • R & D Equipment
06/26/2007	Liquid Filamatic	16200 • R & D Equipment
06/26/2007	Marble table	16200 • R & D Equipment
06/26/2007	McKenzie Conveyor	16200 • R & D Equipment
10/31/2005	Microscope	16200 • R & D Equipment
10/31/2005	Misc R&D equip	16200 • R & D Equipment

Schedule 6-3

06/26/2007	MIxing Kettle 150Gal	16200 • R & D Equipment
10/31/2005	MOtors (2)	16200 • R & D Equipment
07/01/2005	Oakton PH Meters (3)	16200 • R & D Equipment
06/26/2007	Pallet Racks	16200 • R & D Equipment
10/31/2005	PH Meter	16200 • R & D Equipment
07/01/2005	PH Meter MOdel 410	16200 • R & D Equipment
10/31/2005	Scales (4)	16200 • R & D Equipment
12/31/2004	Small Heat Tunnel	16200 • R & D Equipment
10/31/2005	Specific Gravity Balance	16200 • R & D Equipment
10/31/2005	Specific Gravity Bottles (2)	16200 • R & D Equipment
06/26/2007	SS Tri Blender/Ladish	16200 • R & D Equipment
07/01/2005	Thermo Lyne Hot Plates (2)	16200 • R & D Equipment
07/21/2008	Tube Sealer	16200 • R & D Equipment
07/01/2005	Tube Sealer A Line	16200 • R & D Equipment
08/04/2008	Tube Sealer TP 30	16200 • R & D Equipment
07/01/2005	Uro Star Stirring Machines	16200 • R & D Equipment
10/31/2005	Viscometer	16200 • R & D Equipment
08/18/2008	Viscometer	16200 • R & D Equipment
10/31/2005	Water Bath	16200 • R & D Equipment
06/26/2007	Waukesha Pump	16200 • R & D Equipment

Schedule 6-4

2.	All Trade Secrets, including, all customer lists and associated goodwill.

a.

Trade Secrets include, but are not limited to: All lab experiments, product formulations, chemical or complex formulations, unique processes, trade names, domain names, software customization and designs.

b.	Retail/Catalog Customer List – Approximately 15,000 names
c.	Retail/Catalog Email List - Approximately 8,000 names
d.	Contract Customers and prospects, including, but not limited to:
i.	Art of Shaving
ii.	BeeCeuticals
iii.	Brookstone
iv.	Dr Drammis and related companies
v.	Elite Group
vi.	Fashion Fair
vii.	Goodier
viii.	Hair Force One
ix.	Healthy Directions
x.	Hi-Living
xi.	Kathy Hilton/Reliant/RIMC/and related companies
xii.	Metro Salon
xiii.	Michael Christopher
xiv.	P&G - Procter & Gamble
xv.	Pharmatech Resources and related companies
xvi.	Reliv
xvii.	S-Solutions
xviii.	SmashBox
xix.	Ted Gibson
xx.	Transdermal Technologies
xxi.	Usana

3.        All licenses, permits and other authorization required under local, state or federal law relating to the conduct of the Hydron Business to the extent transferable.

a.	Alcohol License from the Florida Department of Tobacco and Firearms

Schedule 6-5

4.        All rights and obligations of Hydron under its equipment leases, including leases to the copiers and mail meter to the extent transferrable, as set forth below:

a.	US Bancorp – 735 - Equipment Lease
b.	US Bancorp – 748 – Equipment Lease
c.	COPIER – NO Lease
d.	Mail Meter – Not Applicable

5.        All catalogues of products and services, powerpoint presentations, speeches, articles, product descriptions, website programming, website copy, even though not attached herein.

Schedule 6-6

EXHIBIT A

LLC AGREEMENT

Exhibit A-1

EXHIBIT B

BILL OF SALE

Exhibit B-1

EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

Exhibit C-1

EXHIBIT D

LICENSE AGREEMENT

Exhibit D-1

EXHIBIT E

MANAGEMENT SERVICES AGREEMENT

Exhibit E-1